Exhibit 99.2

Supplemental Financial Information February 22, 2016

Supplemental Financial Information For the quarter and year ended December 31, 2015 February 22, 2016

Supplemental Financial Information February 22, 2016

Supplemental Financial Information February 22, 2016

Supplemental Financial Information February 22, 2016

Supplemental Financial Information February 22, 2016

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information February 22, 2016

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE:SHO) is a lodging real estate investment trust (REIT) that, as of February 22, 2016, has interests in 29 hotels held for investment comprised of 13,845 rooms. Sunstone’s hotels are primarily in the urban, upper upscale segment and are operated under nationally recognized brands, such as Marriott, Hilton, Hyatt,  Fairmont and Sheraton.

Sunstone’s mission is to create meaningful value for our stockholders by producing superior long-term returns. Our values include transparency, trust, ethical conduct, communication and discipline. As demand for lodging generally fluctuates with the overall economy, we seek to employ a balanced, cycle-appropriate corporate strategy.

Corporate Headquarters
120 Vantis,  Suite 350
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
John Arabia
President and Chief Executive Officer
(949) 382-3008

Bryan Giglia
Chief Financial Officer
(949) 382-3036

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information February 22, 2016

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession or global economic slowdown, as well as any type of flu or disease-related pandemic, affecting the lodging and travel industry; the ability to maintain sufficient liquidity and our access to capital markets; potential terrorist attacks or civil unrest, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of February 22, 2016, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information February 22, 2016

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization, or EBITDA; Adjusted EBITDA (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders;  Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDA; and hotel  Adjusted EBITDA margin.  These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. EBITDA, Adjusted EBITDA, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders,  hotel Adjusted EBITDA and hotel Adjusted EBITDA margin as calculated by us, may not be comparable to other companies that do not define such terms exactly the same as the Company does. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

EBITDA and Adjusted EBITDA are commonly used measures of performance in many industries. We believe EBITDA and Adjusted EBITDA are useful to investors in evaluating our operating performance because these measures helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. We also believe the use of EBITDA and Adjusted EBITDA facilitate comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital-intensive companies. In addition, certain covenants included in our indebtedness use EBITDA as a measure of financial compliance. We also use EBITDA and Adjusted EBITDA as measures in determining the value of hotel acquisitions and dispositions.

Historically, we have adjusted EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance and that the presentation of Adjusted EBITDA, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, amortization of lease intangibles, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of “FFO applicable to common shares.” This may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information February 22, 2016

We adjust EBITDA and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDA or Adjusted FFO attributable to common stockholders:

•

Amortization of favorable and unfavorable contracts:  we exclude the non-cash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the favorable and unfavorable tenant lease contracts, as applicable, recorded in conjunction with our acquisitions of the Boston Park Plaza, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton New Orleans St. Charles, the Hyatt Regency San Francisco and the Wailea Beach Marriott Resort & Spa. The amortization of favorable and unfavorable contracts does not reflect the underlying performance of our hotels.

•	Ground rent adjustments: we exclude the non-cash expense incurred from straightlining our ground lease obligations as this expense does not reflect the underlying performance of our hotels.
•

Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.

•

Acquisition costs: under GAAP, costs associated with completed acquisitions classified as a business are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company.

•

Noncontrolling interests: we deduct the noncontrolling partner’s pro rata share of any EBITDA or FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership, as well as any preferred dividends earned by preferred investors in an entity that owns the Doubletree Guest Suites Times Square, including related administrative fees,  prior to the hotel’s sale in December 2015.

•

Cumulative effect of a change in accounting principle:  from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments because they do not reflect our actual performance for that period.

•

Impairment losses: we exclude the effect of impairment losses because we believe that including them in Adjusted EBITDA and Adjusted FFO attributable to common stockholders is not consistent with reflecting the ongoing performance of our remaining assets.

•

Other adjustments: we exclude other adjustments such as executive severance costs, lawsuit settlement costs, prior year property tax adjustments,  property-level restructuring, severance and management transition costs, lease buyouts and any gains or losses we have recognized on sales or redemptions of assets other than real estate investments because we do not believe these costs reflect our actual performance for that period and/or the ongoing operations of our hotels.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 8

Supplemental Financial Information February 22, 2016

In addition, to derive Adjusted EBITDA we exclude the non-cash expense incurred with the amortization of deferred stock compensation as this expense does not reflect the underlying performance of our hotels.  We also include an adjustment for the cash ground lease expense recorded on the Hyatt Chicago Magnificent Mile’s building lease. Upon acquisition of this hotel, we determined that the building lease was a capital lease, and, therefore, we include a portion of the capital lease payment each month in interest expense. We include an adjustment for ground lease expense on capital leases in order to more accurately reflect the operating performance of the Hyatt Chicago Magnificent Mile.  We  also exclude the effect of gains and losses on the disposition of depreciable assets because we believe that including them in Adjusted EBITDA is not consistent with reflecting the ongoing performance of our assets. In addition, material gains or losses from the depreciated value of the disposed assets could be less important to investors given that the depreciated asset value often does not reflect its market value.

To derive Adjusted FFO attributable to common stockholders, we also exclude the non-cash gains or losses on our derivatives, as well as any federal and state taxes associated with the application of net operating loss carryforwards or with the sale of assets other than real estate investments. We believe that these items are not reflective of our ongoing finance costs.

Reconciliations of net income to EBITDA and Adjusted EBITDA are set forth on page  14 of this supplemental package.  Reconciliations of net income to FFO attributable to common stockholders and Adjusted FFO attributable to common stockholders are set forth on page  15 of this supplemental package.

Our 29 comparable hotels include all hotels held for investment by the Company as of December 31, 2015,  and also include prior ownership results for the Wailea Beach Marriott Resort & Spa acquired in July 2014. We obtained prior ownership information from the Wailea Beach Marriott Resort & Spa's previous owner during the due diligence period before acquiring the hotel. We performed a limited review of the information as part of our analysis of the acquisition. We believe that providing comparable hotel data is useful to us and to investors in evaluating our operating performance because this measure helps us and investors evaluate and compare the results of our operations from period to period by removing the fluctuations caused by an acquisition or a disposition. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

Presentation of 2014 information conforms to changes stipulated by the industry’s Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective in January 2015.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 9

Supplemental Financial Information February 22, 2016

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information February 22, 2016

Condensed Consolidated Balance Sheets
Q4 2015 – Q4 2014

(In thousands)	December 31, 2015 (1)	September 30, 2015 (2)	June 30, 2015 (3)	March 31, 2015 (4)	December 31, 2014 (5)
Assets
Investment in hotel properties:
Land	$542,660	$570,011	$570,011	$570,011	$570,011
Buildings & improvements	3,109,562	3,300,555	3,276,598	3,245,398	3,237,596
Furniture, fixtures, & equipment	480,832	486,333	471,193	457,249	450,057
Other	144,305	227,660	233,753	242,508	217,389
	4,277,359	4,584,559	4,551,555	4,515,166	4,475,053
Less accumulated depreciation & amortization	(1,048,349)	(1,061,269)	(1,019,399)	(978,041)	(936,924)
	3,229,010	3,523,290	3,532,156	3,537,125	3,538,129

Other assets, net (6)	14,696	13,450	29,608	24,717	24,543

Current assets:
Cash and cash equivalents	499,067	176,190	98,760	156,972	222,096
Restricted cash	76,180	91,541	88,456	87,260	82,074
Other current assets, net	44,298	61,058	65,140	68,168	50,575
Total assets	$3,863,251	$3,865,529	$3,814,120	$3,874,242	$3,917,417

*Footnotes on following page.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information February 22, 2016

Condensed Consolidated Balance Sheets
Q4 2015 – Q4 2014 (cont.)

(In thousands)	December 31, 2015 (1)	September 30, 2015 (2)	June 30, 2015 (3)	March 31, 2015 (4)	December 31, 2014 (5)
Liabilities
Current liabilities:
Current portion of notes payable, net (6)	$85,776	$205,216	$134,183	$234,290	$119,607
Other current liabilities	365,217	126,967	118,601	115,668	177,656
Total current liabilities	450,993	332,183	252,784	349,958	297,263

Notes payable, less current portion, net (6)	1,010,819	1,101,693	1,177,796	1,182,012	1,302,137
Capital lease obligations, less current portion	15,575	15,575	15,576	15,576	15,576
Other liabilities	34,744	35,258	35,265	34,670	33,607
Total liabilities	1,512,131	1,484,709	1,481,421	1,582,216	1,648,583

Equity
Stockholders' equity:
8% Series D cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000

Common stock, $0.01 par value, 500,000,000 shares authorized	2,076	2,076	2,076	2,075	2,048

Additional paid in capital	2,458,735	2,457,566	2,456,604	2,454,720	2,418,567
Retained earnings	652,858	416,804	355,702	304,525	305,503
Cumulative dividends	(927,868)	(662,744)	(650,014)	(637,279)	(624,545)
Total stockholders' equity	2,300,801	2,328,702	2,279,368	2,239,041	2,216,573
Noncontrolling interests in consolidated joint ventures	50,319	52,118	53,331	52,985	52,261
Total equity	2,351,120	2,380,820	2,332,699	2,292,026	2,268,834
Total liabilities and equity	$3,863,251	$3,865,529	$3,814,120	$3,874,242	$3,917,417

(1)	As presented on Form 10-K to be filed in February 2016.
(2)	As presented on Form 10-Q filed November 3, 2015.
(3)	As presented on Form 10-Q filed August 7, 2015.
(4)	As presented on Form 10-Q filed May 8, 2015.
(5)	As presented on Form 10-K filed February 19, 2015.
(6)	Reflects the adoption of Accounting Standards Update No. 2015-03.

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information February 22, 2016

Consolidated Statements of Operations
Q4 &  FY  2015/2014

	Three Months Ended December 31,		Year Ended December 31,
(In thousands, except per share data)	2015	2014	2015	2014
Revenues
Room	$207,361	$204,765	$874,117	$811,709
Food and beverage	74,072	66,441	293,892	259,358
Other operating	19,500	18,674	81,171	70,931
Total revenues	300,933	289,880	1,249,180	1,141,998
Operating expenses
Room	54,293	55,070	224,035	214,899
Food and beverage	51,520	46,387	204,932	180,053
Other operating	5,262	5,536	21,335	21,012
Advertising and promotion	15,640	14,252	61,892	54,992
Repairs and maintenance	11,759	12,261	46,557	45,901
Utilities	7,807	8,553	34,543	34,141
Franchise costs	10,087	9,911	40,096	38,271
Property tax, ground lease and insurance	22,554	21,650	94,967	84,665
Property general and administrative	32,948	32,944	142,332	126,737
Corporate overhead	6,117	7,329	33,339	28,739
Depreciation and amortization	41,805	40,257	164,716	155,845
Total operating expenses	259,792	254,150	1,068,744	985,255
Operating income	41,141	35,730	180,436	156,743
Interest and other income	535	891	3,885	3,479
Interest expense	(15,496)	(17,649)	(66,516)	(72,315)
Loss on extinguishment of debt	(2,962)	(4,107)	(2,964)	(4,638)
Gain on sale of assets	214,535	—	226,217	—
Income before income taxes and discontinued operations	237,753	14,865	341,058	83,269
Income tax provision	(178)	(258)	(1,434)	(179)
Income from continuing operations	237,575	14,607	339,624	83,090
Income (loss) from discontinued operations, net of tax	—	(350)	15,895	4,849
Net income	237,575	14,257	355,519	87,939
Income from consolidated joint ventures attributable to noncontrolling interests	(1,521)	(1,004)	(8,164)	(6,708)
Preferred stock dividends	(2,300)	(2,300)	(9,200)	(9,200)
Income attributable to common stockholders	$233,754	$10,953	$338,155	$72,031

Basic and diluted per share amounts:
Income from continuing operations attributable to common stockholders	$1.12	$0.05	$1.54	$0.34
Income from discontinued operations, net of tax	—	—	0.08	0.03
Basic and diluted income attributable to common stockholders per common share	$1.12	$0.05	$1.62	$0.37
Basic and diluted weighted average common shares outstanding	207,604	203,870	207,350	192,674
Dividends declared per common share	$1.26	$0.36	$1.41	$0.51

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information February 22, 2016

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q4 & FY 2015/2014

	Three Months Ended December 31,		Year Ended December 31,
(In thousands)	2015	2014	2015	2014
Net income	$237,575	$14,257	$355,519	$87,939
Operations held for investment:
Depreciation and amortization	41,805	40,257	164,716	155,845
Amortization of lease intangibles	707	1,027	3,791	4,113
Interest expense	15,496	17,649	66,516	72,315
Income tax provision	178	258	1,434	179
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(1,521)	(1,004)	(8,164)	(6,708)
Depreciation and amortization	(866)	(846)	(3,432)	(3,335)
Interest expense	(388)	(390)	(1,537)	(2,020)
Discontinued operations:
Income tax provision	—	—	105	—
EBITDA	292,986	71,208	578,948	308,328

Operations held for investment:
Amortization of deferred stock compensation	1,031	1,452	6,536	6,221
Amortization of favorable and unfavorable contracts, net	(1,487)	36	(1,623)	166
Non-cash straightline lease expense	496	504	1,987	2,021
Capital lease obligation interest - cash ground rent	(351)	(351)	(1,404)	(1,404)
Gain on sale of assets, net	(214,526)	(11)	(226,234)	(93)
Severance costs associated with sale of BuyEfficient	—	—	1,636	—
Loss on extinguishment of debt	2,962	4,107	2,964	4,638
Gain on redemption of note receivable	—	—	(939)	—
Closing costs - completed acquisitions	—	7	—	541
Prior year property tax adjustments, net	—	(35)	(865)	(3,305)
Property-level restructuring, severance and management transition costs	62	675	1,219	675
Lease termination costs	—	—	300	—
Costs associated with CEO severance	—	—	5,257	—
Noncontrolling interests:
Non-cash straightline lease expense	(112)	(112)	(450)	(450)
Loss on extinguishment of debt	—	—	—	(133)
Prior year property tax adjustments, net	—	—	—	696
Discontinued operations:
Gain on sale of assets, net	—	—	(16,000)	(5,199)
	(211,925)	6,272	(227,616)	4,374
Adjusted EBITDA	$81,061	$77,480	$351,332	$312,702

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information February 22, 2016

Reconciliation of Net Income to FFO and Adjusted FFO  Attributable to Common Stockholders
Q4 & FY  2015/2014

	Three Months Ended December 31,		Year Ended December 31,
(In thousands, except per share data)	2015	2014	2015	2014
Net income	$237,575	$14,257	$355,519	$87,939
Preferred stock dividends	(2,300)	(2,300)	(9,200)	(9,200)
Operations held for investment:
Real estate depreciation and amortization	41,653	39,852	163,361	154,253
Amortization of lease intangibles	707	1,027	3,791	4,113
Gain on sale of assets, net	(214,526)	(11)	(226,234)	(93)
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(1,521)	(1,004)	(8,164)	(6,708)
Real estate depreciation and amortization	(866)	(846)	(3,432)	(3,335)
Discontinued operations:
Gain on sale of assets, net	—	—	(16,000)	(5,199)
FFO attributable to common stockholders	60,722	50,975	259,641	221,770

Operations held for investment:
Write-off of deferred financing fees	—	—	455	—
Amortization of favorable and unfavorable contracts, net	(1,487)	36	(1,623)	166
Non-cash straightline lease expense	496	504	1,987	2,021
Non-cash interest related to gain on derivatives, net	(321)	(134)	(309)	(529)
Loss on extinguishment of debt	2,962	4,107	2,964	4,638
Gain on redemption of note receivable	—	—	(939)	—
Closing costs - completed acquisitions	—	7	—	541
Prior year property tax adjustments, net	—	(35)	(865)	(3,305)
Income tax benefit related to prior years	—	—	—	(762)
Property-level restructuring, severance and management transition costs	62	675	1,219	675
Lease termination costs	—	—	300	—
Costs associated with CEO severance	—	—	5,257	—
Amortization of deferred stock compensation associated with CEO severance	—	—	1,623	—
Severance costs associated with sale of BuyEfficient	—	—	1,636	—
Income tax provision related to gain on sale of BuyEfficient	—	—	720	—
Noncontrolling interests:
Non-cash straightline lease expense	(112)	(112)	(450)	(450)
Non-cash interest related to loss on derivative, net	—	—	(3)	—
Loss on extinguishment of debt	—	—	—	(133)
Prior year property tax adjustments, net	—	—	—	696
Discontinued operations:
Income tax provision	—	—	105	—
	1,600	5,048	12,077	3,558
Adjusted FFO attributable to common stockholders	$62,322	$56,023	$271,718	$225,328
FFO attributable to common stockholders per diluted share	$0.29	$0.25	$1.25	$1.15
Adjusted FFO attributable to common stockholders per diluted share	$0.30	$0.27	$1.31	$1.17
Basic weighted average shares outstanding	207,604	203,870	207,350	192,674
Shares associated with unvested restricted stock awards	263	682	262	552
Diluted weighted average shares outstanding	207,867	204,552	207,612	193,226

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information February 22, 2016

Pro Forma Consolidated Statements of Operations
Q1 2015 –  Q4 2015,  FY 2015/2014

	Year Ended (1)	Three Months Ended (1)				Year Ended (1)
(Unaudited and in thousands)	Dec. 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2015	2015	2015	2015	2015	2014
Revenues
Room	$820,448	$194,121	$218,068	$224,624	$183,635	$774,295
Food and beverage	289,932	73,270	66,928	78,354	71,380	280,657
Other operating	68,499	17,889	18,500	16,624	15,486	60,449
Total revenues	1,178,879	285,280	303,496	319,602	270,501	1,115,401

Operating Expenses
Room	208,374	50,680	54,091	53,571	50,032	202,218
Food and beverage	199,895	50,408	48,856	51,581	49,050	199,230
Other expenses	407,888	99,576	105,658	103,309	99,345	382,163
Corporate overhead	33,339	6,117	6,046	6,923	14,253	28,739
Depreciation and amortization	158,119	40,726	39,470	39,042	38,881	153,179
Total operating expenses	1,007,615	247,507	254,121	254,426	251,561	965,529

Operating Income	171,264	37,773	49,375	65,176	18,940	149,872

Interest and other income	2,327	535	400	1,133	259	691
Interest expense	(59,966)	(14,043)	(14,693)	(15,582)	(15,648)	(65,442)
Loss on extinguishment of debt	(28)	(26)	—	(2)	—	(4,638)
Income before income taxes and discontinued operations	113,597	24,239	35,082	50,725	3,551	80,483
Income tax provision	(714)	(178)	(218)	(233)	(85)	(179)
Income from continuing operations	$112,883	$24,061	$34,864	$50,492	$3,466	$80,304
Adjusted EBITDA (2)	$328,723	$75,945	$86,631	$102,673	$63,474	$296,749

(1)

Includes the Company's ownership results and prior ownership results for the 29 hotel comparable portfolio held for investment by the Company as of December 31, 2015. Includes the reduction of ground lease expense on the Fairmont Newport Beach due to the Company's land acquisition in June 2014, along with prior ownership results for the Wailea Beach Marriott Resort & Spa acquired in July 2014, and excludes the Company's ownership results for BuyEfficient and the Doubletree Guest Suites Times Square due to their sales in September 2015 and December 2015, respectively. The Company obtained prior ownership information from the Wailea Beach Marriott Resort & Spa's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as a part of its analysis of the acquisition.  The data for 2014 has been adjusted for changes stipulated by the industry's Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective January 1, 2015.

(2)	Adjusted EBITDA reconciliations for Q1 2015, Q2 2015, Q3 2015, Q4 2015, full year 2015 and full year 2014 can be found on pages 17, 19, 21, 23, 25 and 28, respectively, of this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 16

Supplemental Financial Information February 22, 2016

Pro Forma Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q1 2015

	Three Months Ended March 31, 2015
		Disposition:	Disposition:	Disposition:
		Preferred	BuyEfficient,	Doubletree	Pro
(In thousands, except per share amounts)	Actual (1)	Equity (2)	LLC (3)	Times Square (4)	Forma (5)

Net income	$1,203	$(687)	$(114)	$3,064	$3,466
Operations held for investment:
Depreciation and amortization	40,707	—	(243)	(1,583)	38,881
Amortization of lease intangibles	1,028	—	—	(965)	63
Interest expense	17,326	—	—	(1,678)	15,648
Income tax provision	85	—	—	—	85
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(2,181)	—	—	—	(2,181)
Depreciation and amortization	(847)	—	—	—	(847)
Interest expense	(378)	—	—	—	(378)
EBITDA	56,943	(687)	(357)	(1,162)	54,737

Operations held for investment:
Amortization of deferred stock compensation	2,895	—	—	—	2,895
Amortization of favorable and unfavorable contracts, net	(221)	—	—	—	(221)
Non-cash straightline lease expense	504	—	—	(29)	475
Capital lease obligation interest - cash ground rent	(351)	—	—	—	(351)
Prior year property tax adjustments, net	(188)	—	—	—	(188)
Property-level restructuring, severance and management transition costs	683	—	—	—	683
Lease termination costs	300	—	—	—	300
Costs associated with CEO severance	5,257	—	—	—	5,257
Noncontrolling interests:
Non-cash straightline lease expense	(113)	—	—	—	(113)
	8,766	—	—	(29)	8,737

Adjusted EBITDA	$65,709	$(687)	$(357)	$(1,191)	$63,474

*Footnotes on page  27

CORPORATE FINANCIAL INFORMATION	Page 17

Supplemental Financial Information February 22, 2016

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q1 2015

	Three Months Ended March 31, 2015
		Disposition:	Disposition:	Disposition:
		Preferred	BuyEfficient,	Doubletree	Pro
(In thousands, except per share amounts)	Actual (1)	Equity (2)	LLC (3)	Times Square (4)	Forma (5)

Net income	$1,203	$(687)	$(114)	$3,064	$3,466
Preferred stock dividends	(2,300)	—	—	—	(2,300)
Operations held for investment:
Real estate depreciation and amortization	40,310	—	—	(1,583)	38,727
Amortization of lease intangibles	1,028	—	—	(965)	63
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(2,181)	—	—	—	(2,181)
Real estate depreciation and amortization	(847)	—	—	—	(847)
FFO attributable to common stockholders	37,213	(687)	(114)	516	36,928

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	(221)	—	—	—	(221)
Non-cash straightline lease expense	504	—	—	(29)	475
Prior year property tax adjustments, net	(188)	—	—	—	(188)
Property-level restructuring, severance and management transition costs	683	—	—	—	683
Lease termination costs	300	—	—	—	300
Costs associated with CEO severance	5,257	—	—	—	5,257
Amortization of deferred stock compensation associated with CEO severance	1,623	—	—	—	1,623
Noncontrolling interests:
Non-cash straightline lease expense	(113)	—	—	—	(113)
	7,845	—	—	(29)	7,816

Adjusted FFO attributable to common stockholders	$45,058	$(687)	$(114)	$487	$44,744

FFO attributable to common stockholders per diluted share	$0.18				$0.18

Adjusted FFO attributable to common stockholders per diluted share	$0.22				$0.22

Basic weighted average shares outstanding	206,600				206,600
Shares associated with unvested restricted stock awards	398				398
Diluted weighted average shares outstanding	206,998				206,998

*Footnotes on page 27

CORPORATE FINANCIAL INFORMATION	Page 18

Supplemental Financial Information February 22, 2016

Pro Forma Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q2 2015

	Three Months Ended June 30, 2015
		Disposition:	Disposition:	Disposition:
		Preferred	BuyEfficient,	Doubletree	Pro
(In thousands, except per share amounts)	Actual (1)	Equity (2)	LLC (3)	Times Square (4)	Forma (5)

Net income	$53,657	$(695)	$(626)	$(1,844)	$50,492
Operations held for investment:
Depreciation and amortization	40,873	—	(243)	(1,588)	39,042
Amortization of lease intangibles	1,029	—	—	(965)	64
Interest expense	17,289	—	—	(1,707)	15,582
Income tax provision	233	—	—	—	233
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(2,480)	—	—	—	(2,480)
Depreciation and amortization	(854)	—	—	—	(854)
Interest expense	(385)	—	—	—	(385)
EBITDA	109,362	(695)	(869)	(6,104)	101,694

Operations held for investment:
Amortization of deferred stock compensation	1,786	—	—	—	1,786
Amortization of favorable and unfavorable contracts, net	42	—	—	—	42
Non-cash straightline lease expense	491	—	—	(27)	464
Capital lease obligation interest - cash ground rent	(351)	—	—	—	(351)
Gain on sale of assets, net	(1)	—	—	—	(1)
Loss on extinguishment of debt	2	—	—	—	2
Gain on redemption of note receivable	(939)	—	—	—	(939)
Prior year property tax adjustments, net	88	—	—	—	88
Noncontrolling interests:
Non-cash straightline lease expense	(112)	—	—	—	(112)
	1,006	—	—	(27)	979

Adjusted EBITDA	$110,368	$(695)	$(869)	$(6,131)	$102,673

*Footnotes on page  27

CORPORATE FINANCIAL INFORMATION	Page 19

Supplemental Financial Information February 22, 2016

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q2 2015

	Three Months Ended June 30, 2015
		Disposition:	Disposition:	Disposition:
		Preferred	BuyEfficient,	Doubletree	Pro
(In thousands, except per share amounts)	Actual (1)	Equity (2)	LLC (3)	Times Square (4)	Forma (5)

Net income	$53,657	$(695)	$(626)	$(1,844)	$50,492
Preferred stock dividends	(2,300)	—	—	—	(2,300)
Operations held for investment:
Real estate depreciation and amortization	40,477	—	—	(1,588)	38,889
Amortization of lease intangibles	1,029	—	—	(965)	64
Gain on sale of assets, net	(1)	—	—	—	(1)
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(2,480)	—	—	—	(2,480)
Real estate depreciation and amortization	(854)	—	—	—	(854)
FFO attributable to common stockholders	89,528	(695)	(626)	(4,397)	83,810

Operations held for investment:
Write-off of deferred financing fees	455	—	—	—	455
Amortization of favorable and unfavorable contracts, net	42	—	—	—	42
Non-cash straightline lease expense	491	—	—	(27)	464
Non-cash interest related to loss on derivatives, net	10	—	—	—	10
Loss on extinguishment of debt	2	—	—	—	2
Gain on redemption of note receivable	(939)	—	—	—	(939)
Prior year property tax adjustments, net	88	—	—	—	88
Noncontrolling interests:
Non-cash straightline lease expense	(112)	—	—	—	(112)
Non-cash interest related to loss on derivative	(2)	—	—	—	(2)
	35	—	—	(27)	8

Adjusted FFO attributable to common stockholders	$89,563	$(695)	$(626)	$(4,424)	$83,818

FFO attributable to common stockholders per diluted share	$0.43				$0.40

Adjusted FFO attributable to common stockholders per diluted share	$0.43				$0.40

Basic weighted average shares outstanding	207,577				207,577
Shares associated with unvested restricted stock awards	183				183
Diluted weighted average shares outstanding	207,760				207,760

*Footnotes on page  27

CORPORATE FINANCIAL INFORMATION	Page 20

Supplemental Financial Information February 22, 2016

Pro Forma Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q3 2015

	Three Months Ended September 30, 2015
			Disposition:	Disposition:	Disposition:
		Discontinued	Preferred	BuyEfficient,	Doubletree	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (6)	Equity (2)	LLC (3)	Times Square (4)	Forma (5)

Net income	$63,084	$(15,895)	$(176)	$(9,870)	$(2,279)	$34,864
Operations held for investment:
Depreciation and amortization	41,331	—	—	(243)	(1,618)	39,470
Amortization of lease intangibles	1,027	—	—	—	(965)	62
Interest expense	16,405	—	—	—	(1,712)	14,693
Income tax provision	938	—	—	(720)	—	218
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(1,982)	—	—	—	—	(1,982)
Depreciation and amortization	(865)	—	—	—	—	(865)
Interest expense	(386)	—	—	—	—	(386)
Discontinued operations:
Income tax provision	105	(105)	—	—	—	—
EBITDA	119,657	(16,000)	(176)	(10,833)	(6,574)	86,074

Operations held for investment:
Amortization of deferred stock compensation	824	—	—	—	—	824
Amortization of favorable and unfavorable contracts, net	43	—	—	—	—	43
Non-cash straightline lease expense	496	—	—	—	(26)	470
Capital lease obligation interest - cash ground rent	(351)	—	—	—	—	(351)
Gain on sale of assets, net	(11,707)	—	—	11,682	—	(25)
Severance costs associated with sale of BuyEfficient	1,636	—	—	(1,636)	—	—
Prior year property tax adjustments, net	(765)	—	—	—	—	(765)
Property-level restructuring, severance and management transition costs	474	—	—	—	—	474
Noncontrolling interests:
Non-cash straightline lease expense	(113)	—	—	—	—	(113)
Discontinued operations:
Gain on sale of assets, net	(16,000)	16,000	—	—	—	—
	(25,463)	16,000	—	10,046	(26)	557

Adjusted EBITDA	$94,194	$—	$(176)	$(787)	$(6,600)	$86,631

*Footnotes on page  27

CORPORATE FINANCIAL INFORMATION	Page 21

Supplemental Financial Information February 22, 2016

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q3 2015

	Three Months Ended September 30, 2015
			Disposition:	Disposition:	Disposition:
		Discontinued	Preferred	BuyEfficient,	Doubletree	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (6)	Equity (2)	LLC (3)	Times Square (4)	Forma (5)

Net income	$63,084	$(15,895)	$(176)	$(9,870)	$(2,279)	$34,864
Preferred stock dividends	(2,300)	—	—	—	—	(2,300)
Operations held for investment:
Real estate depreciation and amortization	40,921	—	—	—	(1,618)	39,303
Amortization of lease intangibles	1,027	—	—	—	(965)	62
Gain on sale of assets, net	(11,707)	—	—	11,682	—	(25)
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(1,982)	—	—	—	—	(1,982)
Real estate depreciation and amortization	(865)	—	—	—	—	(865)
Discontinued operations:
Gain on sale of assets, net	(16,000)	16,000	—	—	—	—
FFO attributable to common stockholders	72,178	105	(176)	1,812	(4,862)	69,057

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	43	—	—	—	—	43
Non-cash straightline lease expense	496	—	—	—	(26)	470
Non-cash interest related to loss on derivatives, net	2	—	—	—	—	2
Prior year property tax adjustments, net	(765)	—	—	—	—	(765)
Property-level restructuring, severance and management transition costs	474	—	—	—	—	474
Severance costs associated with sale of BuyEfficient	1,636	—	—	(1,636)	—	—
Income tax provision related to gain on sale of BuyEfficient	720	—	—	(720)	—	—
Noncontrolling interests:
Non-cash straightline lease expense	(113)	—	—	—	—	(113)
Non-cash interest related to loss on derivative, net	(1)	—	—	—	—	(1)
Discontinued operations:
Income tax provision	105	(105)	—	—	—	—
	2,597	(105)	—	(2,356)	(26)	110

Adjusted FFO attributable to common stockholders	$74,775	$—	$(176)	$(544)	$(4,888)	$69,167

FFO attributable to common stockholders per diluted share	$0.35					$0.33

Adjusted FFO attributable to common stockholders per diluted share	$0.36					$0.33

Basic weighted average shares outstanding	207,604					207,604
Shares associated with unvested restricted stock awards	218					218
Diluted weighted average shares outstanding	207,822					207,822

*Footnotes on page  27

CORPORATE FINANCIAL INFORMATION	Page 22

Supplemental Financial Information February 22, 2016

Pro Forma Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q4 2015

	Three Months Ended December 31, 2015
		Disposition:
		Doubletree	Pro
(In thousands, except per share amounts)	Actual (1)	Times Square (4)	Forma (5)

Net income	$237,575	$(213,514)	$24,061
Operations held for investment:
Depreciation and amortization	41,805	(1,079)	40,726
Amortization of lease intangibles	707	(643)	64
Interest expense	15,496	(1,453)	14,043
Income tax provision	178	—	178
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(1,521)	—	(1,521)
Depreciation and amortization	(866)	—	(866)
Interest expense	(388)	—	(388)
EBITDA	292,986	(216,689)	76,297

Operations held for investment:
Amortization of deferred stock compensation	1,031	—	1,031
Amortization of favorable and unfavorable contracts, net	(1,487)	—	(1,487)
Non-cash straightline lease expense	496	(26)	470
Capital lease obligation interest - cash ground rent	(351)	—	(351)
Gain on sale of assets, net	(214,526)	214,535	9
Loss on extinguishment of debt	2,962	(2,936)	26
Property-level restructuring, severance and management transition costs	62	—	62
Noncontrolling interests:
Non-cash straightline lease expense	(112)	—	(112)
	(211,925)	211,573	(352)

Adjusted EBITDA	$81,061	$(5,116)	$75,945

*Footnotes on page  27

CORPORATE FINANCIAL INFORMATION	Page 23

Supplemental Financial Information February 22, 2016

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q4 2015

	Three Months Ended December 31, 2015
		Disposition:
		Doubletree	Pro
(In thousands, except per share amounts)	Actual (1)	Times Square (4)	Forma (5)

Net income	$237,575	$(213,514)	$24,061
Preferred stock dividends	(2,300)	—	(2,300)
Operations held for investment:
Real estate depreciation and amortization	41,653	(1,079)	40,574
Amortization of lease intangibles	707	(643)	64
Gain on sale of assets, net	(214,526)	214,535	9
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(1,521)	—	(1,521)
Real estate depreciation and amortization	(866)	—	(866)
FFO attributable to common stockholders	60,722	(701)	60,021

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	(1,487)	—	(1,487)
Non-cash straightline lease expense	496	(26)	470
Non-cash interest related to gain on derivatives, net	(321)	—	(321)
Loss on extinguishment of debt	2,962	(2,936)	26
Property-level restructuring, severance and management transition costs	62	—	62
Noncontrolling interests:
Non-cash straightline lease expense	(112)	—	(112)
	1,600	(2,962)	(1,362)

Adjusted FFO attributable to common stockholders	$62,322	$(3,663)	$58,659

FFO attributable to common stockholders per diluted share	$0.29		$0.29

Adjusted FFO attributable to common stockholders per diluted share	$0.30		$0.28

Basic weighted average shares outstanding	207,604		207,604
Shares associated with unvested restricted stock awards	263		263
Diluted weighted average shares outstanding	207,867		207,867

*Footnotes on page  27

CORPORATE FINANCIAL INFORMATION	Page 24

Supplemental Financial Information February 22, 2016

Pro Forma Reconciliation of Net Income to EBITDA and Adjusted EBITDA
FY 2015

	Year Ended December 31, 2015
			Disposition:	Disposition:	Disposition:
		Discontinued	Preferred	BuyEfficient,	Doubletree	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (6)	Equity (2)	LLC (3)	Times Square (4)	Forma (5)

Net income	$355,519	$(15,895)	$(1,558)	$(10,610)	$(214,573)	$112,883
Operations held for investment:
Depreciation and amortization	164,716	—	—	(729)	(5,868)	158,119
Amortization of lease intangibles	3,791	—	—	—	(3,538)	253
Interest expense	66,516	—	—	—	(6,550)	59,966
Income tax provision	1,434	—	—	(720)	—	714
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(8,164)	—	—	—	—	(8,164)
Depreciation and amortization	(3,432)	—	—	—	—	(3,432)
Interest expense	(1,537)	—	—	—	—	(1,537)
Discontinued operations:
Income tax provision	105	(105)	—	—	—	—
EBITDA	578,948	(16,000)	(1,558)	(12,059)	(230,529)	318,802

Operations held for investment:
Amortization of deferred stock compensation	6,536	—	—	—	—	6,536
Amortization of favorable and unfavorable contracts, net	(1,623)	—	—	—	—	(1,623)
Non-cash straightline lease expense	1,987	—	—	—	(108)	1,879
Capital lease obligation interest - cash ground rent	(1,404)	—	—	—	—	(1,404)
Gain on sale of assets, net	(226,234)	—	—	11,682	214,535	(17)
Severance costs associated with sale of BuyEfficient	1,636	—	—	(1,636)	—	—
Loss on extinguishment of debt	2,964	—	—	—	(2,936)	28
Gain on redemption of note receivable	(939)	—	—	—	—	(939)
Prior year property tax adjustments, net	(865)	—	—	—	—	(865)
Property-level restructuring, severance and management transition costs	1,219	—	—	—	—	1,219
Lease termination costs	300	—	—	—	—	300
Costs associated with CEO severance	5,257	—	—	—	—	5,257
Noncontrolling interests:
Non-cash straightline lease expense	(450)	—	—	—	—	(450)
Discontinued operations:
Gain on sale of assets, net	(16,000)	16,000	—	—	—	—
	(227,616)	16,000	—	10,046	211,491	9,921

Adjusted EBITDA	$351,332	$—	$(1,558)	$(2,013)	$(19,038)	$328,723

*Footnotes on page  27

CORPORATE FINANCIAL INFORMATION	Page 25

Supplemental Financial Information February 22, 2016

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
FY 2015

	Year Ended December 31, 2015
			Disposition:	Disposition:	Disposition:
		Discontinued	Preferred	BuyEfficient,	Doubletree	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (6)	Equity (2)	LLC (3)	Times Square (4)	Forma (5)

Net income	$355,519	$(15,895)	$(1,558)	$(10,610)	$(214,573)	$112,883
Preferred stock dividends	(9,200)	—	—	—	—	(9,200)
Operations held for investment:
Real estate depreciation and amortization	163,361	—	—	—	(5,868)	157,493
Amortization of lease intangibles	3,791	—	—	—	(3,538)	253
Gain on sale of assets, net	(226,234)	—	—	11,682	214,535	(17)
Noncontrolling interests:
Income from consolidated joint ventures attributable to noncontrolling interests	(8,164)	—	—	—	—	(8,164)
Real estate depreciation and amortization	(3,432)	—	—	—	—	(3,432)
Discontinued operations:
Gain on sale of assets, net	(16,000)	16,000	—	—	—	—
FFO attributable to common stockholders	259,641	105	(1,558)	1,072	(9,444)	249,816

Operations held for investment:
Write-off of deferred financing fees	455	—	—	—	—	455
Amortization of favorable and unfavorable contracts, net	(1,623)	—	—	—	—	(1,623)
Non-cash straightline lease expense	1,987	—	—	—	(108)	1,879
Non-cash interest related to gain on derivatives, net	(309)	—	—	—	-	(309)
Loss on extinguishment of debt	2,964	—	—	—	(2,936)	28
Gain on redemption of note receivable	(939)	—	—	—	—	(939)
Prior year property tax adjustments, net	(865)	—	—	—	—	(865)
Property-level restructuring, severance and management transition costs	1,219	—	—	—	—	1,219
Lease termination costs	300	—	—	—	—	300
Costs associated with CEO severance	5,257	—	—	—	—	5,257
Amortization of deferred stock compensation associated with CEO severance	1,623	—	—	—	—	1,623
Severance costs associated with sale of BuyEfficient	1,636	—	—	(1,636)	—	—
Income tax provision related to gain on sale of BuyEfficient	720	—	—	(720)	—	—
Noncontrolling interests:
Non-cash straightline lease expense	(450)	—	—	—	—	(450)
Non-cash interest related to loss on derivative, net	(3)	—	—	—	—	(3)
Discontinued operations:
Income tax provision	105	(105)	—	—	—	—
	12,077	(105)	—	(2,356)	(3,044)	6,572

Adjusted FFO attributable to common stockholders	$271,718	$—	$(1,558)	$(1,284)	$(12,488)	$256,388

FFO attributable to common stockholders per diluted share	$1.25					$1.20

Adjusted FFO attributable to common stockholders per diluted share	$1.31					$1.23

Basic weighted average shares outstanding	207,350					207,350
Shares associated with unvested restricted stock awards	262					262
Diluted weighted average shares outstanding	207,612					207,612

*Footnotes on page  27

CORPORATE FINANCIAL INFORMATION	Page 26

Supplemental Financial Information February 22, 2016

Pro Forma Reconciliation of Net Income to EBITDA, Adjusted EBITDA,  FFO and

Adjusted FFO Attributable to Common Stockholders

2015 Footnotes

(1)	Actual represents the Company's ownership results as reported for the respective periods.
(2)

Disposition: Preferred Equity represents the reduction of interest income from the 11% dividend on the $25.0 million preferred equity investment that the Company retained on the January 2013 disposition of the Rochester Portfolio due to its sale on July 24, 2015.

(3)	Disposition: BuyEfficient, LLC represents the Company's ownership results from its electronic purchasing platform that was sold on September 30, 2015.
(4)	Disposition: Doubletree Times Square represents the Company's ownership results from the Doubletree Guest Suites Times Square that was sold on December 18, 2015.
(5)	Pro Forma represents the Company's ownership results for the pro forma 29 hotel portfolio.
(6)	Discontinued Operations represents the recognition of a net deferred gain on the January 2013 sale of the Rochester Portfolio.

CORPORATE FINANCIAL INFORMATION	Page 27

Supplemental Financial Information February 22, 2016

Pro Forma Reconciliation of Net Income to EBITDA and Adjusted EBITDA
FY 2014

	Year Ended December 31, 2014
			Acquisition:	Acquisition:	Issuance:	Disposition:	Disposition:	Disposition:
		Discontinued	Fairmont Newport	Marriott	Common	Preferred	BuyEfficient,	Doubletree	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Beach Land (3)	Wailea (4)	Stock (5)	Equity (6)	LLC (7)	Times Square (8)	Forma (9)

Net income	$87,939	$(4,849)	$279	$7,350	$—	$(2,788)	$(1,441)	$(6,186)	$80,304
Operations held for investment:
Depreciation and amortization	155,845	—	—	4,260	—	—	(944)	(5,982)	153,179
Amortization of lease intangibles	4,113	—	—	—	—	—	—	(3,860)	253
Interest expense	72,315	—	—	—	—	—	—	(6,873)	65,442
Income tax provision	179	—	—	—	—	—	—	—	179
Noncontrolling interests:
Income from consolidated joint venture attributable to noncontrolling interests	(6,708)	—	—	—	—	—	—	—	(6,708)
Depreciation and amortization	(3,335)	—	—	—	—	—	—	—	(3,335)
Interest expense	(2,020)	—	—	—	—	—	—	—	(2,020)
EBITDA	308,328	(4,849)	279	11,610	—	(2,788)	(2,385)	(22,901)	287,294

Operations held for investment:
Amortization of deferred stock compensation	6,221	—	—	—	—	—	—	—	6,221
Amortization of favorable and unfavorable contracts, net	166	—	—	—	—	—	—	—	166
Non-cash straightline lease expense	2,021	—	—	—	—	—	—	(118)	1,903
Capital lease obligation interest - cash ground rent	(1,404)	—	—	—	—	—	—	—	(1,404)
Gain on sale of assets	(93)	—	—	—	—	—	—	—	(93)
Loss on extinguishment of debt	4,638	—	—	—	—	—	—	—	4,638
Closing costs - completed acquisitions	541	—	—	—	—	—	—	—	541
Prior year property tax adjustments, net	(3,305)	—	—	—	—	—	—	—	(3,305)
Property-level restructuring costs	675	—	—	—	—	—	—	—	675
Noncontrolling interests:
Non-cash straightline lease expense	(450)	—	—	—	—	—	—	—	(450)
Loss on extinguishment of debt	(133)	—	—	—	—	—	—	—	(133)
Prior year property tax adjustments, net	696	—	—	—	—	—	—	—	696
Discontinued operations:
Gain on sale of assets, net	(5,199)	5,199	—	—	—	—	—	—	—
	4,374	5,199	—	—	—	—	—	(118)	9,455

Adjusted EBITDA	$312,702	$350	$279	$11,610	$—	$(2,788)	$(2,385)	$(23,019)	$296,749

*Footnotes on page 30

CORPORATE FINANCIAL INFORMATION	Page 28

Supplemental Financial Information February 22, 2016

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
FY 2014

	Year Ended December 31, 2014
			Acquisition:	Acquisition:	Issuance:	Disposition:	Disposition:	Disposition:
		Discontinued	Fairmont Newport	Marriott	Common	Preferred	BuyEfficient,	Doubletree	Pro
(In thousands, except per share amounts)	Actual (1)	Operations (2)	Beach Land (3)	Wailea (4)	Stock (5)	Equity (6)	LLC (7)	Times Square (8)	Forma (9)

Net income	$87,939	$(4,849)	$279	$7,350	$—	$(2,788)	$(1,441)	$(6,186)	$80,304
Preferred stock dividends	(9,200)	—	—	—	—	—	—	—	(9,200)
Operations held for investment:
Real estate depreciation and amortization	154,253	—	—	4,260	—	—	—	(5,982)	152,531
Amortization of lease intangibles	4,113	—	—	—	—	—	—	(3,860)	253
Gain on sale of assets	(93)	—	—	—	—	—	—	—	(93)
Noncontrolling interests:
Income from consolidated joint venture attributable to noncontrolling interests	(6,708)	—	—	—	—	—	—	—	(6,708)
Real estate depreciation and amortization	(3,335)	—	—	—	—	—	—	—	(3,335)
Discontinued operations:
Gain on sale of assets, net	(5,199)	5,199	—	—	—	—	—	—	—
FFO attributable to common stockholders	221,770	350	279	11,610	—	(2,788)	(1,441)	(16,028)	213,752

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	166	—	—	—	—	—	—	—	166
Non-cash straightline lease expense	2,021	—	—	—	—	—	—	(118)	1,903
Non-cash interest related to gain on derivatives, net	(529)	—	—	—	—	—	—	—	(529)
Loss on extinguishment of debt	4,638	—	—	—	—	—	—	—	4,638
Closing costs - completed acquisitions	541	—	—	—	—	—	—	—	541
Prior year property tax adjustments, net	(3,305)	—	—	—	—	—	—	—	(3,305)
Income tax (benefit) provision related to prior years	(762)	—	—	—	—	—	—	—	(762)
Property-level restructuring costs	675	—	—	—	—	—	—	—	675
Noncontrolling interests:
Non-cash straightline lease expense	(450)	—	—	—	—	—	—	—	(450)
Loss on extinguishment of debt	(133)	—	—	—	—	—	—	—	(133)
Prior year property tax adjustments, net	696	—	—	—	—	—	—	—	696
	3,558	—	—	—	—	—	—	(118)	3,440

Adjusted FFO attributable to common stockholders	$225,328	$350	$279	$11,610	$—	$(2,788)	$(1,441)	$(16,146)	$217,192

FFO attributable to common stockholders per diluted share	$1.15								$1.04

Adjusted FFO attributable to common stockholders per diluted share	$1.17								$1.06

Basic weighted average shares outstanding	192,674				11,995				204,669
Shares associated with unvested restricted stock awards	552				—				552
Diluted weighted average shares outstanding	193,226				11,995				205,221

*Footnotes on page 30

CORPORATE FINANCIAL INFORMATION	Page 29

Supplemental Financial Information February 22, 2016

Pro Forma Reconciliation of Net Income to EBITDA, Adjusted EBITDA,  FFO and

Adjusted FFO Attributable to Common Stockholders

2014 Footnotes

(1)	Actual represents the Company's ownership results for the 30 hotels in which the Company had interests as of December 31, 2014.
(2)

Discontinued Operations represents the recognition of a net deferred gain on the January 2013 sale of the Rochester Portfolio. It also includes worker's compensation claims which originated during the Company's periods of ownership at six hotels which were sold during 2004, 2005, 2010 and 2013.

(3)

Acquisition: Fairmont Newport Beach Land represents the reduction in ground lease expense payable to a third party due to the Company's acquisition of approximately seven acres of land underlying the hotel on June 2, 2014.

(4)

Acquisition: Marriott Wailea represents prior ownership results for the Wailea Beach Marriott Resort & Spa which was acquired by the Company on July 17, 2014, adjusted for the Company's pro forma depreciation expense. The Company obtained prior ownership information from the Wailea Beach Marriott Resort & Spa's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as a part of its analysis of the acquisition.

(5)

Issuance: Common Stock represents the 99,460 shares, 650,304 shares and 602,939 shares issued in connection with the Company's ATM program in March 2014, November 2014 and December 2014, respectively, along with the 18,000,000 shares issued by the Company in connection with a common stock offering in June 2014, and the 4,034,970 shares issued directly to the seller of the Wailea Beach Marriott Resort & Spa in July 2014.

(6)

Disposition: Preferred Equity represents the reduction of interest income from the 11% dividend on the $25.0 million preferred equity investment that the Company retained on the January 2013 disposition of the Rochester Portfolio due to its sale on July 24, 2015.

(7)	Disposition: BuyEfficient, LLC represents the Company's ownership results from its electronic purchasing platform that was sold on September 30, 2015.
(8)	Disposition: Doubletree Times Square represents the Company's ownership results from the Doubletree Guest Suites Times Square that was sold on December 18, 2015.
(9)

Pro Forma represents the Company's ownership results and prior ownership results for the pro forma 29 hotel portfolio and land acquisition, as well as the effects of the common stock issuances in March, June, July, November and December 2014.

CORPORATE FINANCIAL INFORMATION	Page 30

Supplemental Financial Information February 22, 2016

EARNINGS GUIDANCE

EARNINGS GUIDANCE	Page 31

Supplemental Financial Information February 22, 2016

Earnings Guidance for Q1 and FY 2016

The Company is providing guidance at this time, but does not undertake to make updates for any unanticipated developments in its business or changes in the operating environment. Achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission. The Company’s guidance does not take into account the impact of any unanticipated developments in its business or changes in its operating environment, nor does it take into account any unannounced hotel acquisitions, dispositions, re-brandings, management changes, transition costs, severance costs associated with restructuring hotel services, early lease termination costs,  prior year property tax assessments and/or credits, debt repurchases/repayments, perpetual preferred redemptions or unannounced financings during 2016.

For the first quarter of 2016, the Company expects:

Metric	Quarter Ended March 31, 2016 Guidance
Total Hotel RevPAR Growth	+ 0.5% - 2.5%
Comparable Hotel RevPAR Growth (1)	+ 1.5% - 3.5%
Net Income ($ millions)	$4 - $7
Adjusted EBITDA ($ millions)	$58 - $61
Adjusted FFO Attributable to Common Stockholders ($ millions)	$41 - $44
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$0.19 - $0.21
Diluted Weighted Average Shares Outstanding	213,000,000

For the full year of 2016, the Company expects:

Metric	Full Year 2016 Guidance
Total Hotel RevPAR Growth	+ 1.5% - 4.5%
Comparable Hotel RevPAR Growth (1)	+ 2.5% - 5.5%
Net Income ($ millions)	$110 - $133
Adjusted EBITDA ($ millions)	$319 - $343
Adjusted FFO Attributable to Common Stockholders ($ millions)	$252 - $275
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$1.17 - $1.28
Diluted Weighted Average Shares Outstanding	215,000,000

(1)	Comparable Hotel RevPAR Growth excludes the Wailea Beach Marriott Resort & Spa due to the hotel’s repositioning during 2016.

EARNINGS GUIDANCE	Page 32

Supplemental Financial Information February 22, 2016

Earnings Guidance for Q1 and FY 2016

First quarter and full year 2016 guidance are based in part on the following assumptions:

•

Full year revenue disruption of $14.0 million to $16.0 million, related to the repositioning at the Wailea Beach Marriott Resort & Spa, which is expected to negatively impact full year Comparable Hotel RevPAR by 100 to 125 basis points.

•	Guarantee payment of $5.0 million related to the Wailea Beach Marriott Resort & Spa recorded in the fourth quarter.
•

Full year Comparable Hotel Adjusted EBITDA Margin reduction of approximately 20 to 0 basis points, which excludes the Wailea Beach Marriott Resort & Spa and any guarantee payments, but does reflect the impact related to the end of the ground lease rent abatement at the Hilton San Diego Bayfront.

•	Full year EBITDA includes approximately $6.0 million of expense related to the end of the ground lease rent abatement at the Hilton San Diego Bayfront.
•	Full year corporate overhead expense (excluding stock amortization and one-time expenses related to acquisition closing costs) of approximately $22.5 million to $23.5 million.
•

Full year interest expense of approximately $54.3 million to $55.1 million, including approximately $2.0 million in amortization of deferred financing fees, and excluding approximately $1.4 million of capital lease obligation interest.

•

Full year expense of approximately $2.5 million to $3.0 million in one-time costs related to property-level restructuring, severance, management transition and lease termination costs, the majority of which is expected to occur during the first quarter. These expenses have been excluded from both Adjusted EBITDA and Adjusted FFO attributable to common stockholders.

•	Full year preferred dividends of $9.2 million for the Series D cumulative redeemable preferred stock.

EARNINGS GUIDANCE	Page 33

Supplemental Financial Information February 22, 2016

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO  Attributable to Common Stockholders
Q1 and FY 2016

Reconciliation of Net Income to Adjusted EBITDA

	Quarter Ended		Year Ended
	March 31, 2016		December 31, 2016
(In thousands, except per share data)	Low	High	Low	High

Net income	$3,600	$6,900	$110,100	$133,400
Depreciation and amortization	40,900	40,900	158,800	158,800
Amortization of lease intangibles	100	100	300	300
Interest expense	13,700	13,700	54,300	55,100
Income tax provision	200	200	800	800
Noncontrolling interest	(3,100)	(3,500)	(12,900)	(13,500)
Amortization of deferred stock compensation	1,000	1,000	4,800	4,800
Non-cash straightline lease expense	400	400	1,700	1,700
Capital lease obligation interest - cash ground rent	(400)	(400)	(1,400)	(1,400)
Property-level restructuring, severance, management transition and lease termination costs	1,600	1,700	2,500	3,000
Adjusted EBITDA	$58,000	$61,000	$319,000	$343,000

Reconciliation of Net Income to Adjusted FFO  Attributable to Common Stockholders

Net income	$3,600	$6,900	$110,100	$133,400
Preferred stock dividends	(2,300)	(2,300)	(9,200)	(9,200)
Real estate depreciation and amortization	40,700	40,700	158,000	158,000
Amortization of lease intangibles	100	100	300	300
Noncontrolling interest	(2,700)	(3,100)	(11,400)	(12,000)
Non-cash straightline lease expense	400	400	1,700	1,700
Property-level restructuring, severance, management transition and lease termination costs	1,600	1,700	2,500	3,000
Adjusted FFO attributable to common stockholders	$41,400	$44,400	$252,000	$275,200

Adjusted FFO attributable to common stockholders per diluted share	$0.19	$0.21	$1.17	$1.28

Diluted weighted average shares outstanding	213,000	213,000	215,000	215,000

EARNINGS GUIDANCE	Page 34

Supplemental Financial Information February 22, 2016

CAPITALIZATION

CAPITALIZATION	Page 35

Supplemental Financial Information February 22, 2016

Comparative Capitalization
Q4 2015  –  Q4 2014

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
(In thousands, except per share data)	2015	2015	2015	2015	2014

Common Share Price & Dividends
At the end of the quarter	$12.49	$13.23	$15.01	$16.67	$16.51
High during quarter ended	$14.99	$15.97	$17.08	$17.98	$17.17
Low during quarter ended	$12.49	$12.96	$14.63	$16.18	$13.42
Common dividends per share (1)	$1.26	$0.05	$0.05	$0.05	$0.36

Common Shares & Units
Common shares outstanding	208,591	208,591	208,697	208,686	206,650
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	208,591	208,591	208,697	208,686	206,650

Capitalization
Market value of common equity	$2,605,298	$2,759,655	$3,132,541	$3,478,793	$3,411,792
Liquidation value of preferred equity - Series D	115,000	115,000	115,000	115,000	115,000
Consolidated debt (2) (3)	1,087,265	1,311,996	1,318,657	1,324,078	1,429,292
Consolidated total capitalization	3,807,563	4,186,651	4,566,198	4,917,871	4,956,084

Noncontrolling interest in consolidated debt (3)	(56,352)	(56,536)	(56,718)	(56,897)	(57,074)
Pro rata total capitalization	$3,751,211	$4,130,115	$4,509,480	$4,860,974	$4,899,010

Consolidated debt to total capitalization	28.6%	31.3%	28.9%	26.9%	28.8%
Pro rata debt to pro rata total capitalization	27.5%	30.4%	28.0%	26.1%	28.0%
Consolidated debt and preferred equity to total capitalization	31.6%	34.1%	31.4%	29.3%	31.2%
Pro rata debt and preferred equity to total capitalization	30.5%	33.2%	30.5%	28.4%	30.4%

(1)	Fourth quarter 2015 and 2014 dividends were paid in a combination of cash and shares of the Company's common stock, pursuant to elections by individual stockholders.
(2)

First quarter 2015 includes the effects of the Company's May 1, 2015 $99.1 million repayment of debt secured by four of its hotels: the Marriott Houston, the Marriott Park City, the Marriott Philadelphia and the Marriott Tysons Corner. Third quarter 2015 includes the effects of the Company's $85.0 million draw of the total available funds provided by the unsecured term loan under the Company's credit facility on October 29, 2015, as well as the use of these funds, along with cash on hand, on October 30, 2015 to repay the loan secured by the Renaissance Harborplace, which balance was $86.2 million on September 30, 2015. Fourth quarter 2015 includes the effects of the Company's $100.0 million draw of the total available funds provided by an unsecured term loan on January 29, 2016, as well as use of these funds, along with cash on hand, on February 1, 2016 to repay the loan secured by the Boston Park Plaza, which balance was $114.2 million on December 31, 2015.

(3)

Represents the outstanding debt principal balance and excludes the effects of the adoption of Accounting Standards Update No. 2015-03 to present debt issuance costs as a deduction from the corresponding debt liability.

CAPITALIZATION	Page 36

Supplemental Financial Information February 22, 2016

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	December 31, 2015	Subsequent	Pro Forma	Balance At
Debt	Collateral	Spread	Date	Balance	Events (1)	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Renaissance Orlando at SeaWorld®	5.52%	07/01/2016	73,615	—	73,615	72,418
Secured Mortgage Debt	Embassy Suites Chicago	5.58%	03/01/2017	67,818	—	67,818	65,756
Secured Mortgage Debt	Marriott Boston Long Wharf	5.58%	04/11/2017	176,000	—	176,000	176,000
Secured Mortgage Debt	Boston Park Plaza	4.40%	02/01/2018	114,215	(114,215)	—	—
Secured Mortgage Debt	Hilton Times Square	4.97%	11/01/2020	84,994	—	84,994	76,145
Secured Mortgage Debt	Renaissance Washington DC	5.95%	05/01/2021	121,919	—	121,919	106,855
Term Loan Facility	Unsecured	3.39%	09/03/2022	85,000	—	85,000	85,000
Term Loan Facility	Unsecured	3.65%	01/31/2023	—	100,000	100,000	100,000
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	88,508	—	88,508	72,071
Secured Mortgage Debt	Embassy Suites La Jolla	4.12%	01/06/2025	64,004	—	64,004	51,987
Total Fixed Rate Debt				876,073	(14,215)	861,858	806,232
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 2.25%	08/08/2019	225,407	—	225,407	213,513
Credit Facility	Unsecured	L + 1.55% - 2.30%	04/02/2019	—	—	—	—
Total Variable Rate Debt				225,407	—	225,407	213,513

TOTAL CONSOLIDATED DEBT				$1,101,480	$(14,215)	$1,087,265	$1,019,745

Preferred Stock
Series D cumulative redeemable preferred		8.00%	perpetual	$115,000	$—	$115,000

Debt Statistics
% Fixed Rate Debt				79.5%		79.3%
% Floating Rate Debt				20.5%		20.7%
Average Interest Rate (2)				4.5%		4.4%
Weighted Average Maturity of Debt				4.0 years		4.3 years

(1)

Subsequent Events reflect the $100.0 million draw of the total available funds provided by an unsecured term loan agreement on January 29, 2016. The Company used the proceeds on February 1, 2016, combined with cash on hand, to repay the loan secured by the Boston Park Plaza, which had a balance of $114.2 million as of December 31, 2015.  The Boston Park Plaza loan was scheduled to mature in February 2018, and was available to be repaid without penalty in February 2016. The $100.0 million unsecured term loan matures in January 2023, and bears interest based on a pricing grid with a range of 180 to 255 basis points over LIBOR, depending on the Company’s current leverage ratios. Additionally, the Company entered into a swap agreement effective January 29, 2016, fixing the LIBOR rate at 1.853% for the duration of the $100.0 million term loan. Based on the Company’s current leverage, the loan reflects a fixed rate of 3.653%. Following the repayment of the loan secured by the Boston Park Plaza in February 2016, the Company has 21 unencumbered hotels.

(2)	Average Interest Rate on variable-rate debt obligations is calculated based on the variable rates at December 31, 2015, and includes the effect of the Company's interest rate derivative agreements.

CAPITALIZATION	Page 37

Supplemental Financial Information February 22, 2016

Consolidated Amortization and Debt Maturity Schedule

(1)

Pro Forma reflects the $100.0 million draw of the total available funds provided by an unsecured term loan agreement on January 29, 2016.  The Company used the proceeds on February 1, 2016, combined with cash on hand, to repay the loan secured by the Boston Park Plaza, which had a balance of $114.2 million as of December 31, 2015. The Boston Park Plaza loan was scheduled to mature in February 2018, and was available to be repaid without penalty in February 2016. The $100.0 million unsecured term loan matures in January 2023.

(2)

Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the December 31, 2015 consolidated total capitalization as presented on page 36.

CAPITALIZATION	Page 38

Supplemental Financial Information February 22, 2016

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 39

Supplemental Financial Information February 22, 2016

Property-Level Data

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	8.60%	75%	Leasehold	2071	2011
2	Boston Park Plaza	Massachusetts	Independent	1,054	7.61%	100%	Fee Simple		2013
3	Renaissance Washington DC	Washington DC	Marriott	807	5.83%	100%	Fee Simple		2005
4	Hyatt Regency San Francisco	California	Hyatt	804	5.81%	100%	Fee Simple		2013
5	Renaissance Orlando at SeaWorld® (2)	Florida	Marriott	781	5.64%	100%	Fee Simple		2005
6	Renaissance Harborplace	Maryland	Marriott	622	4.49%	100%	Leasehold	2085	2005
7	Wailea Beach Marriott Resort & Spa	Hawaii	Marriott	543	3.92%	100%	Fee Simple		2014
8	Renaissance Los Angeles Airport	California	Marriott	501	3.62%	100%	Fee Simple		2007
9	JW Marriott New Orleans (3)	Louisiana	Marriott	501	3.62%	100%	Leasehold	2081	2011
10	Hilton North Houston	Texas	Hilton	480	3.47%	100%	Fee Simple		2002
11	Marriott Quincy	Massachusetts	Marriott	464	3.35%	100%	Fee Simple		2007
12	Hilton Times Square	New York	Hilton	460	3.32%	100%	Leasehold	2091	2006
13	Fairmont Newport Beach	California	Fairmont	444	3.21%	100%	Fee Simple		2005
14	Hyatt Chicago Magnificent Mile	Illinois	Hyatt	419	3.03%	100%	Leasehold	2097	2012
15	Marriott Boston Long Wharf	Massachusetts	Marriott	412	2.98%	100%	Fee Simple		2007
16	Hyatt Regency Newport Beach	California	Hyatt	407	2.94%	100%	Leasehold	2048	2002
17	Marriott Tysons Corner	Virginia	Marriott	396	2.86%	100%	Fee Simple		2002
18	Marriott Houston	Texas	Marriott	390	2.82%	100%	Fee Simple		2002
19	Renaissance Long Beach	California	Marriott	374	2.70%	100%	Fee Simple		2005
20	Embassy Suites Chicago	Illinois	Hilton	368	2.66%	100%	Fee Simple		2002
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361	2.61%	100%	Fee Simple		2012
22	Renaissance Westchester	New York	Marriott	348	2.51%	100%	Fee Simple		2010
23	Embassy Suites La Jolla	California	Hilton	340	2.46%	100%	Fee Simple		2006
24	Marriott Philadelphia	Pennsylvania	Marriott	289	2.09%	100%	Fee Simple		2002
25	Hilton New Orleans St. Charles	Louisiana	Hilton	252	1.82%	100%	Fee Simple		2013
26	Marriott Portland	Oregon	Marriott	249	1.80%	100%	Fee Simple		2000
27	Sheraton Cerritos	California	Sheraton	203	1.47%	100%	Leasehold	2087	2005
28	Marriott Park City	Utah	Marriott	199	1.44%	100%	Fee Simple		1999
29	Courtyard by Marriott Los Angeles	California	Marriott	187	1.35%	100%	Leasehold	2096	1999

	Total portfolio			13,845	100%

(1)	Assumes the full exercise of all lease extensions.
(2)

Reflects 100% economic interest in the Renaissance Orlando at SeaWorld®. Pursuant to certain partnership loans, the Company recognizes and expects to continue to recognize 100% of all economics from the property.

(3)

Hotel is subject to a ground lease that expires in 2081. In addition, it is also subject to a municipal air rights lease that matures in 2044 that applies only to certain balcony space and is not integral to the hotel operation.

PROPERTY-LEVEL DATA	Page 40

Supplemental Financial Information February 22, 2016

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 41

Supplemental Financial Information February 22, 2016

Property-Level Operating Statistics

Q4 2015/2014

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended December 31,			For the Three Months Ended December 31,			For the Three Months Ended December 31,
		2015	2014	Variance	2015	2014	Variance	2015	2014	Variance
1	Hilton San Diego Bayfront	$216.26	$194.76	11.0%	80.3%	80.6%	-0.4%	$173.66	$156.98	10.6%
2	Boston Park Plaza (1)	$202.57	$181.42	11.7%	74.1%	76.4%	-3.0%	$150.10	$138.60	8.3%
3	Renaissance Washington DC	$213.75	$202.48	5.6%	70.6%	70.2%	0.6%	$150.91	$142.14	6.2%
4	Hyatt Regency San Francisco	$283.64	$267.53	6.0%	87.7%	83.9%	4.5%	$248.75	$224.46	10.8%
5	Renaissance Orlando at SeaWorld ®	$150.10	$134.06	12.0%	71.6%	72.2%	-0.8%	$107.47	$96.79	11.0%
6	Renaissance Harborplace	$173.74	$171.73	1.2%	67.2%	62.8%	7.0%	$116.75	$107.85	8.3%
7	Wailea Beach Marriott Resort & Spa (1)	$266.09	$264.52	0.6%	74.9%	87.3%	-14.2%	$199.30	$230.93	-13.7%
8	Renaissance Los Angeles Airport	$141.97	$131.13	8.3%	84.6%	84.5%	0.1%	$120.11	$110.80	8.4%
9	JW Marriott New Orleans	$195.22	$200.93	-2.8%	77.2%	81.8%	-5.6%	$150.71	$164.36	-8.3%
10	Hilton North Houston	$113.17	$112.98	0.2%	80.0%	79.1%	1.1%	$90.54	$89.37	1.3%
11	Marriott Quincy	$158.80	$156.86	1.2%	73.1%	69.9%	4.6%	$116.08	$109.65	5.9%
12	Hilton Times Square	$348.63	$353.36	-1.3%	99.5%	99.8%	-0.3%	$346.89	$352.65	-1.6%
13	Fairmont Newport Beach	$150.98	$147.29	2.5%	68.8%	68.5%	0.4%	$103.87	$100.89	3.0%
14	Hyatt Chicago Magnificent Mile	$194.48	$201.23	-3.4%	85.3%	80.2%	6.4%	$165.89	$161.39	2.8%
15	Marriott Boston Long Wharf	$312.57	$299.87	4.2%	82.2%	82.9%	-0.8%	$256.93	$248.59	3.4%
16	Hyatt Regency Newport Beach	$152.95	$141.54	8.1%	75.8%	78.6%	-3.6%	$115.94	$111.25	4.2%
17	Marriott Tysons Corner	$142.92	$140.55	1.7%	72.1%	75.1%	-4.0%	$103.05	$105.55	-2.4%
18	Marriott Houston	$110.87	$117.14	-5.4%	81.5%	71.3%	14.3%	$90.36	$83.52	8.2%
19	Renaissance Long Beach	$159.20	$143.77	10.7%	73.2%	74.2%	-1.3%	$116.53	$106.68	9.2%
20	Embassy Suites Chicago	$199.78	$200.54	-0.4%	89.9%	90.2%	-0.3%	$179.60	$180.89	-0.7%
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$183.07	$179.90	1.8%	77.2%	81.4%	-5.2%	$141.33	$146.44	-3.5%
22	Renaissance Westchester	$148.62	$146.85	1.2%	81.5%	76.0%	7.2%	$121.13	$111.61	8.5%
23	Embassy Suites La Jolla	$165.74	$151.64	9.3%	80.3%	81.9%	-2.0%	$133.09	$124.19	7.2%
24	Marriott Philadelphia	$166.52	$164.40	1.3%	66.7%	67.3%	-0.9%	$111.07	$110.64	0.4%
25	Hilton New Orleans St. Charles	$177.45	$176.65	0.5%	83.7%	74.0%	13.1%	$148.53	$130.72	13.6%
26	Marriott Portland	$181.67	$170.75	6.4%	86.0%	82.1%	4.8%	$156.24	$140.19	11.4%
27	Sheraton Cerritos	$132.84	$125.22	6.1%	89.8%	92.6%	-3.0%	$119.29	$115.95	2.9%
28	Marriott Park City	$151.35	$141.93	6.6%	42.1%	48.8%	-13.7%	$63.72	$69.26	-8.0%
29	Courtyard by Marriott Los Angeles	$159.77	$144.82	10.3%	94.3%	94.0%	0.3%	$150.66	$136.13	10.7%

	Comparable Portfolio (2)	$195.39	$187.71	4.1%	78.0%	78.0%	0.0%	$152.40	$146.41	4.1%

(1)

Operating statistics for the fourth quarter 2015 are impacted by a major renovation at the Wailea Beach Marriott Resort & Spa. Operating statistics for the fourth quarter 2014 are impacted by a major renovation at the Boston Park Plaza.

(2)

Comparable Portfolio includes all 29 hotels held for investment by the Company as of December 31, 2015. Includes prior ownership results as applicable for the Wailea Beach Marriott Resort & Spa. The Company obtained prior ownership information from the Wailea Beach Marriott Resort & Spa's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition. Operating statistics for the fourth quarter of 2014 have been adjusted for changes stipulated by the industry's Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective January 1, 2015.

PROPERTY-LEVEL OPERATING STATISTICS	Page 42

Supplemental Financial Information February 22, 2016

Property-Level Operating Statistics

FY  2015/2014

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Year Ended December 31,			For the Year Ended December 31,			For the Year Ended December 31,
		2015	2014	Variance	2015	2014	Variance	2015	2014	Variance
1	Hilton San Diego Bayfront	$227.17	$210.73	7.8%	86.6%	86.5%	0.1%	$196.73	$182.28	7.9%
2	Boston Park Plaza (1)	$194.88	$175.11	11.3%	79.3%	84.9%	-6.6%	$154.54	$148.67	3.9%
3	Renaissance Washington DC	$213.48	$204.65	4.3%	78.3%	78.3%	0.0%	$167.15	$160.24	4.3%
4	Hyatt Regency San Francisco (1)	$284.58	$264.06	7.8%	89.9%	82.7%	8.7%	$255.84	$218.38	17.2%
5	Renaissance Orlando at SeaWorld ®	$147.24	$142.17	3.6%	75.7%	77.0%	-1.7%	$111.46	$109.47	1.8%
6	Renaissance Harborplace	$170.05	$171.96	-1.1%	70.1%	72.0%	-2.6%	$119.21	$123.81	-3.7%
7	Wailea Beach Marriott Resort & Spa (1) (2)	$274.39	$259.84	5.6%	83.0%	85.0%	-2.4%	$227.74	$220.86	3.1%
8	Renaissance Los Angeles Airport	$146.69	$130.84	12.1%	88.1%	89.2%	-1.2%	$129.23	$116.71	10.7%
9	JW Marriott New Orleans	$193.87	$191.42	1.3%	83.0%	82.2%	1.0%	$160.91	$157.35	2.3%
10	Hilton North Houston	$115.49	$113.47	1.8%	83.5%	84.1%	-0.7%	$96.43	$95.43	1.0%
11	Marriott Quincy	$160.73	$154.24	4.2%	76.4%	76.2%	0.3%	$122.80	$117.53	4.5%
12	Hilton Times Square	$304.71	$312.95	-2.6%	99.5%	99.7%	-0.2%	$303.19	$312.01	-2.8%
13	Fairmont Newport Beach	$158.65	$151.65	4.6%	77.0%	78.8%	-2.3%	$122.16	$119.50	2.2%
14	Hyatt Chicago Magnificent Mile	$203.12	$202.06	0.5%	83.2%	73.7%	12.9%	$169.00	$148.92	13.5%
15	Marriott Boston Long Wharf	$323.45	$299.97	7.8%	85.9%	87.1%	-1.4%	$277.84	$261.27	6.3%
16	Hyatt Regency Newport Beach	$167.75	$157.85	6.3%	83.6%	83.7%	-0.1%	$140.24	$132.12	6.1%
17	Marriott Tysons Corner	$147.13	$144.52	1.8%	77.9%	78.4%	-0.6%	$114.61	$113.30	1.2%
18	Marriott Houston	$119.78	$116.51	2.8%	82.2%	78.4%	4.8%	$98.46	$91.34	7.8%
19	Renaissance Long Beach (1)	$164.84	$148.18	11.2%	79.1%	76.6%	3.3%	$130.39	$113.51	14.9%
20	Embassy Suites Chicago	$211.21	$200.59	5.3%	90.3%	88.5%	2.0%	$190.72	$177.52	7.4%
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile (1)	$189.63	$180.86	4.8%	82.5%	80.1%	3.0%	$156.44	$144.87	8.0%
22	Renaissance Westchester	$145.49	$145.07	0.3%	80.9%	77.5%	4.4%	$117.70	$112.43	4.7%
23	Embassy Suites La Jolla	$179.40	$168.41	6.5%	85.2%	86.3%	-1.3%	$152.85	$145.34	5.2%
24	Marriott Philadelphia	$172.51	$166.18	3.8%	70.8%	71.6%	-1.1%	$122.14	$118.98	2.7%
25	Hilton New Orleans St. Charles	$174.76	$170.56	2.5%	83.8%	73.5%	14.0%	$146.45	$125.36	16.8%
26	Marriott Portland	$195.33	$179.52	8.8%	87.0%	86.4%	0.7%	$169.94	$155.11	9.6%
27	Sheraton Cerritos	$137.71	$129.84	6.1%	91.0%	91.1%	-0.1%	$125.32	$118.28	6.0%
28	Marriott Park City	$169.16	$154.77	9.3%	58.5%	62.2%	-5.9%	$98.96	$96.27	2.8%
29	Courtyard by Marriott Los Angeles	$163.91	$152.39	7.6%	95.3%	96.3%	-1.0%	$156.21	$146.75	6.4%

	Comparable Portfolio (2)	$197.35	$187.22	5.4%	82.3%	81.9%	0.5%	$162.42	$153.33	5.9%
(1)

Operating statistics for 2015 are impacted by major renovations at the Boston Park Plaza and the Wailea Beach Marriott Resort & Spa. Operating statistics for 2014 are impacted by major renovations at the following hotels: the Boston Park Plaza; the Hilton Garden Inn Chicago Downtown/Magnificent Mile; the Hyatt Regency San Francisco; and the Renaissance Long Beach.

(2)

Comparable Portfolio includes all 29 hotels held for investment by the Company as of December 31, 2015. Includes prior ownership results as applicable for the Wailea Beach Marriott Resort & Spa acquired July 17, 2014. The Company obtained prior ownership information from the Wailea Beach Marriott Resort & Spa's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition. Operating statistics for 2014 have been adjusted for changes stipulated by the industry's Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective January 1, 2015.

PROPERTY-LEVEL OPERATING STATISTICS	Page 43

Supplemental Financial Information February 22, 2016

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 44

Supplemental Financial Information February 22, 2016

Comparable Portfolio Operating Statistics by Brand
Q4 & FY 2015/2014

		For the Three Months Ended December 31,
		2015			2014
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott	16	74.6%	$181.33	$135.27	74.8%	$176.57	$132.07	2.4%
Hilton (1)	7	83.8%	$210.84	$176.68	83.7%	$203.06	$169.96	4.0%
Hyatt	3	84.1%	$230.97	$194.25	81.6%	$220.47	$179.90	8.0%
Other (2)	3	74.6%	$180.13	$134.38	76.3%	$165.27	$126.10	6.6%

Comparable Portfolio (3)	29	78.0%	$195.39	$152.40	78.0%	$187.71	$146.41	4.1%

		For the Year Ended December 31,
		2015			2014
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (4)	16	79.3%	$185.17	$146.84	79.4%	$176.92	$140.47	4.5%
Hilton (1)	7	87.5%	$210.41	$184.11	86.5%	$202.65	$175.29	5.0%
Hyatt	3	86.6%	$236.31	$204.64	80.6%	$221.92	$178.87	14.4%
Other (2)	3	80.1%	$178.04	$142.61	84.0%	$163.52	$137.36	3.8%

Comparable Portfolio (3)	29	82.3%	$197.35	$162.42	81.9%	$187.22	$153.33	5.9%

(1)	Hilton excludes the Doubletree Guest Suites Times Square sold December 18, 2015.
(2)	Other includes the Fairmont Newport Beach, the Sheraton Cerritos and the Boston Park Plaza.
(3)

Comparable Portfolio includes all 29 hotels held for investment by the Company as of December 31, 2015. Excludes the Doubletree Guest Suites Times Square as noted above in Footnote 1. Includes prior ownership results as applicable for the Wailea Beach Marriott Resort & Spa as noted below in Footnote 4. Operating statistics for the fourth quarter and full year 2014 have been adjusted for changes stipulated by the industry's Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective January 1, 2015.

(4)

Marriott includes prior ownership results for the Wailea Beach Marriott Resort & Spa acquired July 17, 2014. The Company obtained prior ownership information from the Wailea Beach Marriott Resort & Spa's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 45

Supplemental Financial Information February 22, 2016

Comparable Portfolio Property-Level FY 2015 Adjusted EBITDA Contribution by Brand

Fairmont
2.2%
Sheraton
1.1%
Hyatt
12.5%
Marriott
48.1%
Hilton
30.0%
Independent
6.1%
Marriott 22.9%
Renaissance 20.3%
JW Marriott 3.7%
Courtyard 1.2%
Hotels 16
Rooms 7,063
Hilton 22.1%
Embassy Suites 5.8%
Hilton Garden Inn 2.1%
Hotels 7
Rooms 3,451

Note: Includes 29 hotel Comparable Portfolio

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 46

Supplemental Financial Information February 22, 2016

Comparable Portfolio Operating Statistics by Region
Q4 & FY 2015/2014

		For the Three Months Ended December 31,
		2015			2014
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California	9	81.0%	$194.60	$157.63	80.9%	$178.82	$144.67	9.0%
Other West	5	75.6%	$169.57	$128.19	77.0%	$173.98	$133.96	-4.3%
Midwest	3	84.2%	$193.00	$162.51	83.8%	$194.47	$162.97	-0.3%
East (1)	12	75.5%	$203.98	$154.00	75.2%	$197.12	$148.23	3.9%

Comparable Portfolio (2)	29	78.0%	$195.39	$152.40	78.0%	$187.71	$146.41	4.1%

		For the Year Ended December 31,
		2015			2014
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California	9	86.0%	$201.63	$173.40	84.9%	$185.65	$157.62	10.0%
Other West (3)	5	80.9%	$179.61	$145.30	81.1%	$171.62	$139.18	4.4%
Midwest	3	85.3%	$201.76	$172.10	80.5%	$194.92	$156.91	9.7%
East (1)	12	79.6%	$198.53	$158.03	80.3%	$191.59	$153.85	2.7%

Comparable Portfolio (2)	29	82.3%	$197.35	$162.42	81.9%	$187.22	$153.33	5.9%

(1)	East excludes the Doubletree Guest Suites Times Square sold December 18, 2015.
(2)

Comparable Portfolio includes all 29 hotels held for investment by the Company as of December 31, 2015. Excludes the Doubletree Guest Suites Times Square as noted above in Footnote 1. Includes prior ownership results as applicable for the Wailea Beach Marriott Resort & Spa as noted below in Footnote 3. Operating statistics for the fourth quarter and full year 2014 have been adjusted for changes stipulated by the industry's Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective January 1, 2015.

(3)

Other West includes prior ownership results for the Wailea Beach Marriott Resort & Spa acquired July 17, 2014. The Company obtained prior ownership information from the Wailea Beach Marriott Resort & Spa's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 47

Supplemental Financial Information February 22, 2016

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 48

Supplemental Financial Information February 22, 2016

Property-Level Adjusted EBITDA
Q4 & FY 2015/2014

	Hotels sorted by number of rooms	For the Three Months Ended December 31,			For the Year Ended December 31,
	(In thousands)	2015	2014		2015	2014
		Hotel Adjusted EBITDA (2)	Hotel Adjusted EBITDA (2)	% Change	Hotel Adjusted EBITDA (2)	Hotel Adjusted EBITDA (2)	% Change
1	Hilton San Diego Bayfront (1) (4)	$11,506	$9,403	22%	$54,278	$50,512	7%
2	Boston Park Plaza (3) (4)	5,961	4,901	22%	22,040	20,641	7%
3	Renaissance Washington DC	4,624	3,532	31%	21,792	20,411	7%
4	Hyatt Regency San Francisco (4)	6,187	5,038	23%	28,010	18,762	49%
5	Renaissance Orlando at SeaWorld ®	5,336	3,872	38%	20,713	19,039	9%
6	Renaissance Harborplace (3)	2,946	2,113	39%	11,515	12,036	-4%
7	Wailea Beach Marriott Resort & Spa (3)	4,111	5,481	-25%	21,637	20,391	6%
8	Renaissance Los Angeles Airport	1,888	1,624	16%	8,138	6,926	17%
9	JW Marriott New Orleans	3,164	3,758	-16%	13,475	13,837	-3%
10	Hilton North Houston (3)	1,403	1,273	10%	5,726	5,876	-3%
11	Marriott Quincy (3)	2,125	1,803	18%	9,603	8,280	16%
12	Hilton Times Square	5,091	5,614	-9%	14,070	16,954	-17%
13	Fairmont Newport Beach (3) (4)	1,490	1,435	4%	7,954	7,593	5%
14	Hyatt Chicago Magnificent Mile (3) (4)	1,654	2,895	-43%	7,312	7,378	-1%
15	Marriott Boston Long Wharf	5,390	4,885	10%	23,747	21,083	13%
16	Hyatt Regency Newport Beach (4)	1,805	1,176	53%	10,141	7,587	34%
17	Marriott Tysons Corner	1,702	1,589	7%	7,047	6,846	3%
18	Marriott Houston (3)	1,028	870	18%	4,873	4,282	14%
19	Renaissance Long Beach (4)	1,690	1,577	7%	7,554	5,823	30%
20	Embassy Suites Chicago (3) (4)	2,788	2,892	-4%	11,561	11,265	3%
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3) (4)	1,527	2,011	-24%	7,643	7,889	-3%
22	Renaissance Westchester	1,158	795	46%	4,129	3,231	28%
23	Embassy Suites La Jolla (3)	2,001	1,833	9%	9,664	8,914	8%
24	Marriott Philadelphia	1,241	1,266	-2%	5,356	4,962	8%
25	Hilton New Orleans St. Charles	1,761	1,381	28%	6,311	5,099	24%
26	Marriott Portland	1,949	1,694	15%	8,542	7,717	11%
27	Sheraton Cerritos	992	941	5%	3,982	3,676	8%
28	Marriott Park City	(76)	25	-404%	2,197	2,049	7%
29	Courtyard by Marriott Los Angeles (4)	944	897	5%	4,351	4,056	7%

	Comparable Portfolio (5)	$83,386	$76,574	9%	$363,361	$333,115	9%

*Footnotes on page 50

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 49

Supplemental Financial Information February 22, 2016

Property-Level Adjusted EBITDA
Q4 & FY 2015/2014 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront.
(2)	Reconciliations to Net Income (Loss) provided on pages 57, 58, 60 and 61.
(3)

Hotel Adjusted EBITDA for the fourth quarter of 2015 is impacted by a major renovation at the Wailea Beach Marriott Resort & Spa. Hotel Adjusted EBITDA for the full year 2015 is impacted by a major renovation at the Boston Park Plaza, and by a total of $0.9 million in prior year property tax credits (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(35,000); Embassy Suites La Jolla $11,000; Fairmont Newport Beach $27,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(42,000); Hilton North Houston $0.1 million; Hyatt Chicago Magnificent Mile $0.6 million; Marriott Houston $0.1 million; Marriott Quincy $34,000; and Renaissance Harborplace $0.1 million.

(4)

Hotel Adjusted EBITDA for the fourth quarter of 2014 is impacted by a total of $0.8 million in prior year and current year property tax credits, net of appeal fees, received at the following hotels: Fairmont Newport Beach $35,000 prior year; Hyatt Chicago Magnificent Mile $0.8 million current year. Hotel Adjusted EBITDA for the fourth quarter of 2014 is also impacted by a major renovation at the Boston Park Plaza. Hotel Adjusted EBITDA for the full year 2014 is impacted by major renovations at the following hotels: the Hilton Garden Inn Chicago Downtown/Magnificent Mile; the Hyatt Regency San Francisco; the Renaissance Long Beach; and the Boston Park Plaza. Hotel Adjusted EBITDA for the full year 2014 is also impacted by a total of $4.1 million in prior year and current year property tax credits (assessments), net of appeal fees, received at the following hotels: Courtyard by Marriott Los Angeles $(7,000) prior year; Embassy Suites Chicago $0.2 million prior year; Fairmont Newport Beach $0.2 million prior year; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.2 million prior year; Hilton San Diego Bayfront $2.8 million prior year; Hyatt Chicago Magnificent Mile $0.8 million current year; and Hyatt Regency Newport Beach $3,000 prior year.

(5)

Comparable Portfolio includes all 29 hotels held for investment by the Company as of December 31, 2015. Excludes the Doubletree Guest Suites Times Square sold December 18, 2015. Includes prior ownership results for the Wailea Beach Marriott Resort & Spa acquired July 17, 2014. The Company obtained prior ownership information from the Wailea Beach Marriott Resort & Spa's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 50

Supplemental Financial Information February 22, 2016

Property-Level Adjusted EBITDA Margins
Q4 & FY 2015/2014

	Hotels sorted by number of rooms	For the Three Months Ended December 31,			For the Year Ended December 31,
		2015	2014	Change in	2015	2014	Change in
		Hotel Adjusted EBITDA Margin	Hotel Adjusted EBITDA Margin	bps	Hotel Adjusted EBITDA Margin	Hotel Adjusted EBITDA Margin	bps
1	Hilton San Diego Bayfront (1) (3)	36.2%	31.5%	470 bps	38.1%	37.9%	20 bps
2	Boston Park Plaza (2)	28.7%	26.9%	180 bps	28.5%	27.9%	60 bps
3	Renaissance Washington DC	24.9%	21.2%	370 bps	27.5%	26.8%	70 bps
4	Hyatt Regency San Francisco (3)	23.2%	21.0%	220 bps	26.5%	20.8%	570 bps
5	Renaissance Orlando at SeaWorld ®	30.7%	25.0%	570 bps	30.2%	29.2%	100 bps
6	Renaissance Harborplace (2)	27.2%	21.5%	570 bps	26.9%	27.8%	(90) bps
7	Wailea Beach Marriott Resort & Spa (2)	29.0%	34.6%	(560) bps	33.8%	33.6%	20 bps
8	Renaissance Los Angeles Airport	26.0%	23.0%	300 bps	26.3%	23.9%	240 bps
9	JW Marriott New Orleans	35.4%	37.5%	(210) bps	35.1%	36.5%	(140) bps
10	Hilton North Houston (2)	23.9%	21.0%	290 bps	23.5%	23.3%	20 bps
11	Marriott Quincy (2)	27.5%	25.3%	220 bps	30.6%	27.9%	270 bps
12	Hilton Times Square	31.4%	34.0%	(260) bps	25.0%	29.4%	(440) bps
13	Fairmont Newport Beach (2) (3)	21.4%	19.4%	200 bps	25.0%	24.0%	100 bps
14	Hyatt Chicago Magnificent Mile (2) (3)	18.4%	34.2%	(1,580) bps	20.4%	23.3%	(290) bps
15	Marriott Boston Long Wharf	39.3%	36.2%	310 bps	40.9%	38.0%	290 bps
16	Hyatt Regency Newport Beach (3)	22.0%	15.2%	680 bps	26.5%	21.2%	530 bps
17	Marriott Tysons Corner	31.7%	29.2%	250 bps	31.8%	31.3%	50 bps
18	Marriott Houston (2)	25.1%	21.7%	340 bps	27.5%	24.6%	290 bps
19	Renaissance Long Beach (3)	28.7%	27.5%	120 bps	29.7%	25.4%	430 bps
20	Embassy Suites Chicago (2) (3)	39.8%	40.9%	(110) bps	38.9%	40.2%	(130) bps
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile (2) (3)	29.3%	37.2%	(790) bps	33.7%	37.3%	(360) bps
22	Renaissance Westchester	19.3%	13.7%	560 bps	18.1%	14.6%	350 bps
23	Embassy Suites La Jolla (2)	39.6%	39.1%	50 bps	43.1%	42.0%	110 bps
24	Marriott Philadelphia	27.2%	28.3%	(110) bps	28.8%	26.8%	200 bps
25	Hilton New Orleans St. Charles	45.2%	39.9%	530 bps	41.4%	38.7%	270 bps
26	Marriott Portland	46.0%	43.0%	300 bps	47.1%	45.8%	130 bps
27	Sheraton Cerritos	28.4%	28.4%	— bps	28.8%	27.8%	100 bps
28	Marriott Park City	-4.6%	1.4%	(600) bps	22.1%	20.9%	120 bps
29	Courtyard by Marriott Los Angeles (3)	31.0%	32.0%	(100) bps	34.5%	34.1%	40 bps

	Comparable Portfolio (4)	29.4%	28.2%	120 bps	30.9%	29.9%	100 bps

	Comparable Portfolio, excluding prior year property taxes, net (5)	29.4%	28.2%	120 bps	30.8%	29.6%	120 bps

*Footnotes on page 52

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 51

Supplemental Financial Information February 22, 2016

Property-Level Adjusted EBITDA Margins
Q4 & FY 2015/2014 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront.
(2)

Hotel Adjusted EBITDA for the fourth quarter of 2015 is impacted by a major renovation at the Wailea Beach Marriott Resort & Spa. Hotel Adjusted EBITDA for the full year 2015 is impacted by a major renovation at the Boston Park Plaza, and by a total of $0.9 million in prior year property tax credits (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(35,000); Embassy Suites La Jolla $11,000; Fairmont Newport Beach $27,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(42,000); Hilton North Houston $0.1 million; Hyatt Chicago Magnificent Mile $0.6 million; Marriott Houston $0.1 million; Marriott Quincy $34,000; and Renaissance Harborplace $0.1 million.

(3)

Hotel Adjusted EBITDA for the fourth quarter of 2014 is impacted by a total of $0.8 million in prior year and current year property tax credits, net of appeal fees, received at the following hotels: Fairmont Newport Beach $35,000 prior year; Hyatt Chicago Magnificent Mile $0.8 million current year. Hotel Adjusted EBITDA for the fourth quarter of 2014 is also impacted by a major renovation at the Boston Park Plaza. Hotel Adjusted EBITDA for the full year 2014 is impacted by major renovations at the following hotels: the Hilton Garden Inn Chicago Downtown/Magnificent Mile; the Hyatt Regency San Francisco; the Renaissance Long Beach; and the Boston Park Plaza. Hotel Adjusted EBITDA for the full year 2014 is also impacted by a total of $4.1 million in prior year and current year property tax credits (assessments), net of appeal fees, received at the following hotels: Courtyard by Marriott Los Angeles $(7,000) prior year; Embassy Suites Chicago $0.2 million prior year; Fairmont Newport Beach $0.2 million prior year; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.2 million prior year; Hilton San Diego Bayfront $2.8 million prior year; Hyatt Chicago Magnificent Mile $0.8 million current year; and Hyatt Regency Newport Beach $3,000 prior year.

(4)

Comparable Portfolio includes all 29 hotels held for investment by the Company as of December 31, 2015. Excludes the Doubletree Guest Suites Times Square sold December 18, 2015. Includes prior ownership results for the Wailea Beach Marriott Resort & Spa acquired July 17, 2014. The Company obtained prior ownership information from the Wailea Beach Marriott Resort & Spa's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.

(5)

Comparable Portfolio, excluding prior year property taxes, net represents the 29 hotel Comparable Portfolio adjusted to exclude the prior year property tax related items noted in Footnotes 2 and 3 above.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 52

Supplemental Financial Information February 22, 2016

Property-Level Adjusted EBITDA Reconciliation Q1 2015

	Hotels sorted by number of rooms	For the Three Months Ended March 31, 2015
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$37,112	$8,703	$450	$3,388	$1,510	$14,051	37.9%
2	Boston Park Plaza (3)	8,637	(7,347)	983	3,369	1,291	(1,704)	-19.7%
3	Renaissance Washington DC	18,931	641	—	2,393	1,866	4,900	25.9%
4	Hyatt Regency San Francisco	24,053	2,449	—	2,994	—	5,443	22.6%
5	Renaissance Orlando at SeaWorld ®	20,670	4,514	—	2,256	1,048	7,818	37.8%
6	Renaissance Harborplace	9,058	(1,469)	—	1,717	1,153	1,401	15.5%
7	Wailea Beach Marriott Resort & Spa	19,065	5,344	—	2,465	—	7,809	41.0%
8	Renaissance Los Angeles Airport	7,616	1,120	—	679	—	1,799	23.6%
9	JW Marriott New Orleans	11,037	1,944	1	1,343	946	4,234	38.4%
10	Hilton North Houston (3)	6,657	570	—	915	451	1,936	29.1%
11	Marriott Quincy	5,809	(107)	—	1,119	—	1,012	17.4%
12	Hilton Times Square	10,683	(2,918)	87	2,526	1,214	909	8.5%
13	Fairmont Newport Beach	8,372	1,026	—	1,133	—	2,159	25.8%
14	Hyatt Chicago Magnificent Mile	5,440	(2,156)	—	1,486	—	(670)	-12.3%
15	Marriott Boston Long Wharf	10,737	(1,607)	—	2,101	2,459	2,953	27.5%
16	Hyatt Regency Newport Beach	8,724	1,351	—	864	—	2,215	25.4%
17	Marriott Tysons Corner	5,330	186	—	797	549	1,532	28.7%
18	Marriott Houston (3)	4,578	578	—	579	282	1,439	31.4%
19	Renaissance Long Beach	6,479	1,116	—	781	—	1,897	29.3%
20	Embassy Suites Chicago	4,894	(878)	—	914	973	1,009	20.6%
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile	3,343	(410)	—	730	—	320	9.6%
22	Renaissance Westchester	4,668	(509)	—	839	—	330	7.1%
23	Embassy Suites La Jolla	5,302	671	—	881	680	2,232	42.1%
24	Marriott Philadelphia	4,080	(103)	—	479	334	710	17.4%
25	Hilton New Orleans St. Charles	4,326	1,406	—	393	—	1,799	41.6%
26	Marriott Portland	3,855	1,189	—	407	—	1,596	41.4%
27	Sheraton Cerritos	3,324	493	—	416	—	909	27.3%
28	Marriott Park City	4,439	1,343	—	453	185	1,981	44.6%
29	Courtyard by Marriott Los Angeles	2,944	709	—	310	—	1,019	34.6%

	Comparable Portfolio (4)	$270,163	$17,849	$1,521	$38,727	$14,941	$73,038	27.0%

	Add: Sold Hotel (5)
	Doubletree Guest Suites Times Square (1)	12,125	(3,064)	994	1,583	1,678	1,191	9.8%

	Actual Portfolio (6)	$282,288	$14,785	$2,515	$40,310	$16,619	$74,229	26.3%

*Footnotes on page 56

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 53

Supplemental Financial Information February 22, 2016

Property-Level Adjusted EBITDA Reconciliation Q2 2015

	Hotels sorted by number of rooms	For the Three Months Ended June 30, 2015
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$38,089	$9,933	$450	$3,418	$1,542	$15,343	40.3%
2	Boston Park Plaza	24,092	4,472	—	3,441	1,299	9,212	38.2%
3	Renaissance Washington DC	24,656	4,337	—	2,488	1,858	8,683	35.2%
4	Hyatt Regency San Francisco	26,800	4,675	—	3,167	—	7,842	29.3%
5	Renaissance Orlando at SeaWorld ®	16,632	1,601	—	2,221	1,051	4,873	29.3%
6	Renaissance Harborplace	11,458	600	—	1,698	1,154	3,452	30.1%
7	Wailea Beach Marriott Resort & Spa	16,316	3,132	—	2,466	—	5,598	34.3%
8	Renaissance Los Angeles Airport	7,771	1,360	—	682	—	2,042	26.3%
9	JW Marriott New Orleans	10,664	1,876	(5)	1,370	955	4,196	39.3%
10	Hilton North Houston (3)	5,913	(137)	—	886	454	1,203	20.3%
11	Marriott Quincy	8,718	2,028	—	1,110	—	3,138	36.0%
12	Hilton Times Square	14,732	597	83	2,528	1,225	4,433	30.1%
13	Fairmont Newport Beach (3)	8,115	1,177	—	1,098	—	2,275	28.0%
14	Hyatt Chicago Magnificent Mile (3)	10,891	2,424	—	1,430	—	3,854	35.4%
15	Marriott Boston Long Wharf	16,449	2,962	—	2,082	2,486	7,530	45.8%
16	Hyatt Regency Newport Beach	10,280	1,740	—	857	—	2,597	25.3%
17	Marriott Tysons Corner	6,195	1,244	—	803	182	2,229	36.0%
18	Marriott Houston	4,814	719	—	588	93	1,400	29.1%
19	Renaissance Long Beach	6,488	1,250	—	765	—	2,015	31.1%
20	Embassy Suites Chicago (3)	9,136	2,120	—	921	977	4,018	44.0%
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	7,091	2,508	—	741	—	3,249	45.8%
22	Renaissance Westchester	6,343	819	—	825	—	1,644	25.9%
23	Embassy Suites La Jolla (3)	5,721	1,014	—	859	684	2,557	44.7%
24	Marriott Philadelphia	5,402	1,394	—	484	112	1,990	36.8%
25	Hilton New Orleans St. Charles	4,105	1,375	—	398	—	1,773	43.2%
26	Marriott Portland	4,552	1,707	—	409	—	2,116	46.5%
27	Sheraton Cerritos	3,460	704	—	412	—	1,116	32.3%
28	Marriott Park City	1,549	(618)	—	438	61	(119)	-7.7%
29	Courtyard by Marriott Los Angeles	3,095	806	—	303	—	1,109	35.8%

	Comparable Portfolio (4)	$319,527	$57,819	$528	$38,888	$14,133	$111,368	34.9%

	Add: Sold Hotel (5)
	Doubletree Guest Suites Times Square (1)	17,696	1,844	992	1,588	1,707	6,131	34.6%

	Actual Portfolio (6)	$337,223	$59,663	$1,520	$40,476	$15,840	$117,499	34.8%

*Footnotes on page 56

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 54

Supplemental Financial Information February 22, 2016

Property-Level Adjusted EBITDA Reconciliation Q3 2015

	Hotels sorted by number of rooms	For the Three Months Ended September 30, 2015
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$35,552	$7,928	$450	$3,456	$1,544	$13,378	37.6%
2	Boston Park Plaza	23,733	3,508	—	3,755	1,308	8,571	36.1%
3	Renaissance Washington DC	17,111	(1,072)	366	2,442	1,849	3,585	21.0%
4	Hyatt Regency San Francisco	28,157	5,348	—	3,190	—	8,538	30.3%
5	Renaissance Orlando at SeaWorld ®	13,988	(542)	—	2,174	1,054	2,686	19.2%
6	Renaissance Harborplace (3)	11,498	909	—	1,652	1,155	3,716	32.3%
7	Wailea Beach Marriott Resort & Spa	14,467	1,650	—	2,469	—	4,119	28.5%
8	Renaissance Los Angeles Airport	8,241	1,718	—	691	—	2,409	29.2%
9	JW Marriott New Orleans	7,730	(499)	1	1,421	958	1,881	24.3%
10	Hilton North Houston	5,892	(142)	—	870	456	1,184	20.1%
11	Marriott Quincy (3)	9,168	2,209	—	1,119	—	3,328	36.3%
12	Hilton Times Square	14,522	(208)	81	2,528	1,236	3,637	25.0%
13	Fairmont Newport Beach	8,415	944	—	1,086	—	2,030	24.1%
14	Hyatt Chicago Magnificent Mile (3)	10,481	1,058	—	1,416	—	2,474	23.6%
15	Marriott Boston Long Wharf	17,185	3,278	—	2,082	2,514	7,874	45.8%
16	Hyatt Regency Newport Beach	11,128	2,650	—	874	—	3,524	31.7%
17	Marriott Tysons Corner	5,242	792	—	792	—	1,584	30.2%
18	Marriott Houston	4,216	408	—	598	—	1,006	23.9%
19	Renaissance Long Beach	6,613	1,205	—	747	—	1,952	29.5%
20	Embassy Suites Chicago	8,664	1,843	—	921	982	3,746	43.2%
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile	7,026	1,809	—	738	—	2,547	36.3%
22	Renaissance Westchester	5,780	172	—	825	—	997	17.2%
23	Embassy Suites La Jolla	6,327	1,327	—	858	689	2,874	45.4%
24	Marriott Philadelphia	4,536	918	20	477	—	1,415	31.2%
25	Hilton New Orleans St. Charles	2,927	305	88	585	—	978	33.4%
26	Marriott Portland	5,480	2,468	—	413	—	2,881	52.6%
27	Sheraton Cerritos	3,530	564	—	401	—	965	27.3%
28	Marriott Park City	2,293	(19)	—	430	—	411	17.9%
29	Courtyard by Marriott Los Angeles	3,520	986	—	293	—	1,279	36.3%

	Comparable Portfolio (4)	$303,422	$41,515	$1,006	$39,303	$13,745	$95,569	31.5%

	Add: Sold Hotel (5)
	Doubletree Guest Suites Times Square (1)	19,097	2,279	991	1,618	1,712	6,600	34.6%

	Actual Portfolio (6)	$322,519	$43,794	$1,997	$40,921	$15,457	$102,169	31.7%

*Footnotes on page 56

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 55

Supplemental Financial Information February 22, 2016

Property-Level Adjusted EBITDA Reconciliation
Q1, Q2 & Q3 2015 Footnotes

(1)	Reflects 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended March 31, 2015 include: a total of $0.7 million in property-level restructuring, severance and management transition costs at the Boston Park Plaza; $0.3 million in lease termination costs at the Boston Park Plaza; a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and  JW Marriott New Orleans; and a total of $0.5 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans. Other Adjustments for the three months ended June 30, 2015 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and  JW Marriott New Orleans; and a total of $0.5 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans. Other Adjustments for the three months ended September 30, 2015 include: a total of $0.5 million in  property-level restructuring, severance and management transition costs at the Hilton New Orleans St. Charles, the Marriott Philadelphia and the Renaissance Washington DC; a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and  JW Marriott New Orleans; and a total of $0.5 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel Adjusted EBITDA for the first quarter of 2015 is impacted by a major renovation at the Boston Park Plaza, and by a total of $0.2 million in prior year property tax credits, net of appeal fees, received at the following hotels: Marriott Houston $84,000; and Hilton North Houston $104,000. Hotel Adjusted EBITDA for the second quarter of 2015 is impacted by a total of $(0.1) million in prior year property tax credits (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(35,000); Embassy Suites La Jolla $11,000; Fairmont Newport Beach $27,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(42,000); Hilton North Houston $(2,000); and Hyatt Chicago Magnificent Mile $(47,000). Hotel Adjusted EBITDA for the third quarter of 2015 is impacted by a total of $0.8 million in prior year property tax credits, net of appeal fees, received at the following hotels: Hyatt Chicago Magnificent Mile $0.6 million; Marriott Quincy $34,000; and Renaissance Harborplace $0.1 million.

(4)	Comparable Portfolio for the three months ended March 31, 2015, June 30, 2015 and September 30, 2015 includes all 29 hotels held for investment by the Company as of December 31, 2015.
(5)	Sold Hotel includes the Company's ownership results for the Doubletree Guest Suites Times Square. The Company sold its interests in the hotel on December 18, 2015.
(6)

Actual Portfolio for the three months ended March 31, 2015, June 30, 2015 and September 30, 2015 includes the Company's ownership results for the Comparable Portfolio, plus the Company's ownership results for the Doubletree Guest Suites Times Square. The Company sold its interests in the Doubletree Guest Suites Times Square on December 18, 2015.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 56

Supplemental Financial Information February 22, 2016

Property-Level Adjusted EBITDA Reconciliation Q4 2015

	Hotels sorted by number of rooms	For the Three Months Ended December 31, 2015
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$31,781	$6,038	$451	$3,466	$1,551	$11,506	36.2%
2	Boston Park Plaza	20,784	(95)	78	4,677	1,301	5,961	28.7%
3	Renaissance Washington DC	18,564	323	—	2,460	1,841	4,624	24.9%
4	Hyatt Regency San Francisco	26,713	2,986	—	3,201	—	6,187	23.2%
5	Renaissance Orlando at SeaWorld ®	17,396	2,105	—	2,185	1,046	5,336	30.7%
6	Renaissance Harborplace	10,833	868	—	1,692	386	2,946	27.2%
7	Wailea Beach Marriott Resort & Spa (3)	14,168	1,637	—	2,474	—	4,111	29.0%
8	Renaissance Los Angeles Airport	7,273	1,184	—	704	—	1,888	26.0%
9	JW Marriott New Orleans	8,928	693	2	1,514	955	3,164	35.4%
10	Hilton North Houston	5,865	193	—	859	351	1,403	23.9%
11	Marriott Quincy	7,733	997	—	1,128	—	2,125	27.5%
12	Hilton Times Square	16,232	1,245	81	2,531	1,234	5,091	31.4%
13	Fairmont Newport Beach	6,969	396	—	1,094	—	1,490	21.4%
14	Hyatt Chicago Magnificent Mile	8,989	227	—	1,427	—	1,654	18.4%
15	Marriott Boston Long Wharf	13,715	790	—	2,087	2,513	5,390	39.3%
16	Hyatt Regency Newport Beach	8,186	936	—	869	—	1,805	22.0%
17	Marriott Tysons Corner	5,372	910	—	792	—	1,702	31.7%
18	Marriott Houston	4,099	427	—	601	—	1,028	25.1%
19	Renaissance Long Beach	5,895	938	—	752	—	1,690	28.7%
20	Embassy Suites Chicago	7,004	892	—	920	976	2,788	39.8%
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,209	779	—	748	—	1,527	29.3%
22	Renaissance Westchester	6,010	306	—	852	—	1,158	19.3%
23	Embassy Suites La Jolla	5,049	428	—	887	686	2,001	39.6%
24	Marriott Philadelphia	4,570	758	—	483	—	1,241	27.2%
25	Hilton New Orleans St. Charles	3,896	1,142	(16)	635	—	1,761	45.2%
26	Marriott Portland	4,240	1,557	—	392	—	1,949	46.0%
27	Sheraton Cerritos	3,499	590	—	402	—	992	28.4%
28	Marriott Park City	1,654	(520)	—	444	—	(76)	-4.6%
29	Courtyard by Marriott Los Angeles	3,049	649	—	295	—	944	31.0%

	Comparable Portfolio (4)	$283,675	$29,379	$596	$40,571	$12,840	$83,386	29.4%

	Add: Sold Hotel (5)
	Doubletree Guest Suites Times Square (1)	15,653	1,915	669	1,079	1,453	5,116	32.7%

	Actual Portfolio (6)	$299,328	$31,294	$1,265	$41,650	$14,293	$88,502	29.6%

*Footnotes on page 59

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 57

Supplemental Financial Information February 22, 2016

Property-Level Adjusted EBITDA Reconciliation Q4 2014

	Hotels sorted by number of rooms	For the Three Months Ended December 31, 2014
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues (7)	(Loss)	Adjustments (8)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$29,871	$4,010	$450	$3,386	$1,557	$9,403	31.5%
2	Boston Park Plaza (3)	18,242	(132)	675	3,024	1,334	4,901	26.9%
3	Renaissance Washington DC	16,662	(750)	—	2,407	1,875	3,532	21.2%
4	Hyatt Regency San Francisco	23,968	2,092	—	2,946	—	5,038	21.0%
5	Renaissance Orlando at SeaWorld ®	15,519	581	—	2,212	1,079	3,872	25.0%
6	Renaissance Harborplace	9,815	(785)	—	1,708	1,190	2,113	21.5%
7	Wailea Beach Marriott Resort & Spa	15,837	3,015	—	2,466	—	5,481	34.6%
8	Renaissance Los Angeles Airport	7,076	909	—	715	—	1,624	23.0%
9	JW Marriott New Orleans	10,025	1,852	1	1,353	552	3,758	37.5%
10	Hilton North Houston	6,076	(107)	—	917	463	1,273	21.0%
11	Marriott Quincy	7,129	679	—	1,124	—	1,803	25.3%
12	Hilton Times Square	16,532	1,761	87	2,526	1,240	5,614	34.0%
13	Fairmont Newport Beach (3)	7,412	321	—	1,114	—	1,435	19.4%
14	Hyatt Chicago Magnificent Mile (3)	8,474	1,468	—	1,427	—	2,895	34.2%
15	Marriott Boston Long Wharf	13,510	250	—	2,121	2,514	4,885	36.2%
16	Hyatt Regency Newport Beach	7,746	323	—	853	—	1,176	15.2%
17	Marriott Tysons Corner	5,436	205	—	818	566	1,589	29.2%
18	Marriott Houston	4,009	17	—	563	290	870	21.7%
19	Renaissance Long Beach	5,731	787	—	790	—	1,577	27.5%
20	Embassy Suites Chicago	7,073	968	—	922	1,002	2,892	40.9%
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile	5,405	1,288	—	723	—	2,011	37.2%
22	Renaissance Westchester	5,802	(46)	—	841	—	795	13.7%
23	Embassy Suites La Jolla	4,689	(72)	—	873	1,032	1,833	39.1%
24	Marriott Philadelphia	4,474	438	—	484	344	1,266	28.3%
25	Hilton New Orleans St. Charles	3,461	996	—	385	—	1,381	39.9%
26	Marriott Portland	3,940	1,285	—	409	—	1,694	43.0%
27	Sheraton Cerritos	3,313	518	—	423	—	941	28.4%
28	Marriott Park City	1,761	(613)	—	447	191	25	1.4%
29	Courtyard by Marriott Los Angeles	2,800	592	—	305	—	897	32.0%

	Comparable Portfolio (4)	271,788	21,850	1,213	38,282	15,229	76,574	28.2%

	Add: Sold Hotel (5)
	Doubletree Guest Suites Times Square (1)	20,532	3,854	993	1,569	1,712	8,128	39.6%

	Actual Portfolio (6)	$292,320	$25,704	$2,206	$39,851	$16,941	$84,702	29.0%

*Footnotes on page 59

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 58

Supplemental Financial Information February 22, 2016

Property-Level Adjusted EBITDA Reconciliation
Q4 2015/2014 Footnotes

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended December 31, 2015 include: a total of $0.1 million in property-level restructuring, severance and management transition costs at the Boston Park Plaza and the Hilton New Orleans St. Charles; a total of $0.7 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $0.5 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel Adjusted EBITDA for the fourth quarter of 2015 is impacted by a major renovation at the Wailea Beach Marriott Resort & Spa. Hotel Adjusted EBITDA for the fourth quarter of 2014 is impacted by a total of $0.8 million in prior year and current year property tax assessments, net of appeal fees, received at the following hotels: Fairmont Newport Beach $35,000 prior year; Hyatt Chicago Magnificent Mile $0.8 million current year. Hotel Adjusted EBITDA for the fourth quarter of 2014 is also impacted by a major renovation at the Boston Park Plaza.

(4)	Comparable Portfolio for both the three months ended December 31, 2015 and 2014 includes the Company's ownership results for all 29 hotels held for investment by the Company as of December 31, 2015.
(5)	Sold Hotel includes the Company's ownership results for the Doubletree Guest Suites Times Square. The Company sold its interests in the hotel on December 18, 2015.
(6)

Actual Portfolio for the three months ended December 31, 2015 and 2014 includes the Company's ownership results for the Comparable Portfolio, plus the Company's ownership results for the Doubletree Guest Suites Times Square. The Company sold its interests in the Doubletree Guest Suites Times Square on December 18, 2015.  The Actual Portfolio for the three months ended December 31, 2014 has been adjusted for changes stipulated by the industry's Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective January 1, 2015.

(7)

Total Revenues for the three months ended December 31, 2014 have been adjusted for changes stipulated by the industry's Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective January 1, 2015.

(8)

Other Adjustments for the three months ended December 31, 2014 include: $0.7 million in property-level restructuring, severance and management transition costs at the Boston Park Plaza; a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $0.5 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 59

Supplemental Financial Information February 22, 2016

Property-Level Adjusted EBITDA Reconciliation FY 2015

	Hotels sorted by number of rooms	For the Year Ended December 31, 2015
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$142,534	$32,602	$1,801	$13,728	$6,147	$54,278	38.1%
2	Boston Park Plaza (3)	77,246	538	1,061	15,242	5,199	22,040	28.5%
3	Renaissance Washington DC	79,262	4,229	366	9,783	7,414	21,792	27.5%
4	Hyatt Regency San Francisco	105,723	15,458	—	12,552	—	28,010	26.5%
5	Renaissance Orlando at SeaWorld ®	68,686	7,678	—	8,836	4,199	20,713	30.2%
6	Renaissance Harborplace (3)	42,847	908	—	6,759	3,848	11,515	26.9%
7	Wailea Beach Marriott Resort & Spa (3)	64,016	11,763	—	9,874	—	21,637	33.8%
8	Renaissance Los Angeles Airport	30,901	5,382	—	2,756	—	8,138	26.3%
9	JW Marriott New Orleans	38,359	4,014	(1)	5,648	3,814	13,475	35.1%
10	Hilton North Houston (3)	24,327	484	—	3,530	1,712	5,726	23.5%
11	Marriott Quincy (3)	31,428	5,127	—	4,476	—	9,603	30.6%
12	Hilton Times Square	56,169	(1,284)	332	10,113	4,909	14,070	25.0%
13	Fairmont Newport Beach (3)	31,871	3,543	—	4,411	—	7,954	25.0%
14	Hyatt Chicago Magnificent Mile (3)	35,801	1,553	—	5,759	—	7,312	20.4%
15	Marriott Boston Long Wharf	58,086	5,423	—	8,352	9,972	23,747	40.9%
16	Hyatt Regency Newport Beach	38,318	6,677	—	3,464	—	10,141	26.5%
17	Marriott Tysons Corner	22,139	3,132	—	3,184	731	7,047	31.8%
18	Marriott Houston (3)	17,707	2,132	—	2,366	375	4,873	27.5%
19	Renaissance Long Beach	25,475	4,509	—	3,045	—	7,554	29.7%
20	Embassy Suites Chicago (3)	29,698	3,977	—	3,676	3,908	11,561	38.9%
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	22,669	4,686	—	2,957	—	7,643	33.7%
22	Renaissance Westchester	22,801	788	—	3,341	—	4,129	18.1%
23	Embassy Suites La Jolla (3)	22,399	3,440	—	3,485	2,739	9,664	43.1%
24	Marriott Philadelphia	18,588	2,967	20	1,923	446	5,356	28.8%
25	Hilton New Orleans St. Charles	15,254	4,228	72	2,011	—	6,311	41.4%
26	Marriott Portland	18,127	6,921	—	1,621	—	8,542	47.1%
27	Sheraton Cerritos	13,813	2,351	—	1,631	—	3,982	28.8%
28	Marriott Park City	9,935	186	—	1,765	246	2,197	22.1%
29	Courtyard by Marriott Los Angeles	12,608	3,150	—	1,201	—	4,351	34.5%

	Comparable Portfolio (4)	$1,176,787	$146,562	$3,651	$157,489	$55,659	$363,361	30.9%

	Add: Sold Hotel (5)
	Doubletree Guest Suites Times Square (1)	64,571	2,974	3,646	5,868	6,550	19,038	29.5%

	Actual Portfolio (6)	$1,241,358	$149,536	$7,297	$163,357	$62,209	$382,399	30.8%

*Footnotes on page 62

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 60

Supplemental Financial Information February 22, 2016

Property-Level Adjusted EBITDA Reconciliation FY 2014

	Hotels sorted by number of rooms	For the Year Ended December 31, 2014
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDA
		Revenues (7)	(Loss)	Adjustments (8)	Depreciation	Interest Expense	Adjusted EBITDA	Margins
1	Hilton San Diego Bayfront (1) (3)	$133,181	$27,289	$1,801	$13,342	$8,080	$50,512	37.9%
2	Boston Park Plaza (3)	74,040	3,012	675	11,652	5,302	20,641	27.9%
3	Renaissance Washington DC	76,276	3,221	—	9,641	7,549	20,411	26.8%
4	Hyatt Regency San Francisco (3)	90,350	7,292	—	11,470	—	18,762	20.8%
5	Renaissance Orlando at SeaWorld ®	65,300	5,858	—	8,855	4,326	19,039	29.2%
6	Renaissance Harborplace	43,266	404	—	6,841	4,791	12,036	27.8%
7	Wailea Beach Marriott Resort & Spa	60,691	11,535	—	8,856	—	20,391	33.6%
8	Renaissance Los Angeles Airport	29,027	4,063	—	2,863	—	6,926	23.9%
9	JW Marriott New Orleans	37,902	6,639	(1)	5,389	1,810	13,837	36.5%
10	Hilton North Houston	25,191	343	—	3,685	1,848	5,876	23.3%
11	Marriott Quincy	29,658	3,756	—	4,524	—	8,280	27.9%
12	Hilton Times Square	57,576	1,524	356	10,142	4,932	16,954	29.4%
13	Fairmont Newport Beach (3)	31,656	3,066	—	4,527	—	7,593	24.0%
14	Hyatt Chicago Magnificent Mile (3)	31,696	1,389	—	5,989	—	7,378	23.3%
15	Marriott Boston Long Wharf	55,417	2,655	—	8,455	9,973	21,083	38.0%
16	Hyatt Regency Newport Beach (3)	35,810	4,175	—	3,412	—	7,587	21.2%
17	Marriott Tysons Corner	21,838	1,286	—	3,289	2,271	6,846	31.3%
18	Marriott Houston	17,401	865	—	2,252	1,165	4,282	24.6%
19	Renaissance Long Beach (3)	22,887	2,769	—	3,054	—	5,823	25.4%
20	Embassy Suites Chicago (3)	27,991	3,544	—	3,718	4,003	11,265	40.2%
21	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	21,171	4,238	—	3,651	—	7,889	37.3%
22	Renaissance Westchester	22,109	71	—	3,160	—	3,231	14.6%
23	Embassy Suites La Jolla	21,216	1,015	—	3,513	4,386	8,914	42.0%
24	Marriott Philadelphia	18,503	1,660	—	1,906	1,396	4,962	26.8%
25	Hilton New Orleans St. Charles	13,165	3,360	—	1,739	—	5,099	38.7%
26	Marriott Portland	16,851	6,064	—	1,653	—	7,717	45.8%
27	Sheraton Cerritos	13,208	1,998	—	1,678	—	3,676	27.8%
28	Marriott Park City	9,815	(486)	—	1,770	765	2,049	20.9%
29	Courtyard by Marriott Los Angeles (3)	11,905	2,835	—	1,221	—	4,056	34.1%

	Comparable Portfolio (4)	1,115,097	115,440	2,831	152,247	62,597	333,115	29.9%

	Less: Prior Ownership (9)
	Wailea Beach Marriott Resort & Spa	(33,535)	(7,350)	—	(4,260)	—	(11,610)	34.6%

	Add: Sold Hotel (5)
	Doubletree Guest Suites Times Square (1)	69,569	6,186	3,978	5,982	6,873	23,019	33.1%

	Actual Portfolio (6)	$1,151,131	$114,276	$6,809	$153,969	$69,470	$344,524	29.9%

*Footnotes on page 62

PROPERTY-LEVEL ADUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 61

Supplemental Financial Information February 22, 2016

Property-Level Adjusted EBITDA Reconciliation
FY 2015/2014 Footnotes

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the year ended December 31, 2015 include: a total of $1.2 million in  property-level restructuring, severance and management transition costs at Boston Park Plaza, the Hilton New Orleans St. Charles, the Marriott Philadelphia and the Renaissance Washington DC; $0.3 million in lease termination costs at the Boston Park Plaza; a total of $3.8 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $2.0 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel Adjusted EBITDA for 2015 is impacted by major renovations at the Boston Park Plaza and the Wailea Beach Marriott Resort & Spa, as well as by a total of $0.9 million in prior year property tax credits (assessments), net of appeal fees received at the following hotels: Embassy Suites Chicago $(35,000); Embassy Suites La Jolla $11,000; Fairmont Newport Beach $27,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(42,000); Hilton North Houston $0.1 million; Hyatt Chicago Magnificent Mile $0.6 million; Marriott Houston $0.1 million; Marriott Quincy $34,000; and Renaissance Harborplace $0.1 million.  Hotel Adjusted EBITDA for 2014 is impacted by major renovations at the following hotels: the Hilton Garden Inn Chicago Downtown/Magnificent Mile; the Hyatt Regency San Francisco; the Renaissance Long Beach; and the Boston Park Plaza. Hotel Adjusted EBITDA for 2014 is also impacted by a total of $4.1 million in prior year and current year property tax credits (assessments), net of appeal fees, received at the following hotels: Courtyard by Marriott Los Angeles $(7,000) prior year; Embassy Suites Chicago $0.2 million prior year; Fairmont Newport Beach $0.2 million prior year; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.2 million prior year; Hilton San Diego Bayfront $2.8 million prior year; Hyatt Chicago Magnificent Mile $0.8 million current year; and Hyatt Regency Newport Beach $3,000 prior year.

(4)	Comparable Portfolio for the years ended December 31, 2015 and 2014 includes all 29 hotels held for investment by the Company as of December 31, 2015.
(5)	Sold Hotel includes the Company's ownership results for the Doubletree Guest Suites Times Square. The Company sold its interests in the hotel on December 18, 2015.
(6)

Actual Portfolio for the years ended December 31, 2015 and 2014 includes the Company's ownership results for all 29 hotels held for investment by the Company as of December 31, 2015, plus the Company's ownership results for the Doubletree Guest Suites Times Square. The Company sold its interests in the Doubletree Guest Suites Times Square on December 18, 2015. The Actual Portfolio for the year ended December 31, 2014 has been adjusted for changes stipulated by the industry's Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective January 1, 2015.

(7)

Total Revenues for the year ended December 31, 2014 are adjusted for changes stipulated by the industry's Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective January 1, 2015.

(8)

Other Adjustments for the year ended December 31, 2014 include: $0.7 million in property-level restructuring costs at the Boston Park Plaza; a total of $4.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and  JW Marriott New Orleans; and a total of $2.0 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(9)

Prior Ownership for the year ended December 31, 2014 includes prior ownership results and the Company's pro forma depreciation expense for the Wailea Beach Marriott Resort & Spa acquired July 17, 2014. The Company obtained prior ownership information from the Wailea Beach Marriott Resort & Spa's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition. The Company determined the amount to include as pro forma depreciation expense by allocating the Company's purchase price of the hotel between the various components of the property (i.e. land, building, furniture, fixtures and equipment) based on the values included in existing tax records for the year ended December 31, 2013. Depreciable assets were then given lives ranging from 7 to 40 years.

PROPERTY-LEVEL ADJUSTED EBITDA & ADJUSTED EBITDA MARGINS	Page 62